UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number             811-21864

                                         WisdomTree Trust

(Exact name of registrant as specified in charter)

380 Madison Avenue, 21st Floor

                                         New York, NY 10017

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

                                         Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code:     (866) 909-9473

Date of fiscal year end:     August 31

Date of reporting period:     August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

WisdomTree Trust

Currency, Fixed Income and Alternative Funds

Annual Report

August 31, 2013

Currency Funds:

WisdomTree Brazilian Real Fund (BZF)

(formerly, WisdomTree Dreyfus Brazilian Real Fund)

WisdomTree Chinese Yuan Fund (CYB)

(formerly, WisdomTree Dreyfus Chinese Yuan Fund)

WisdomTree Commodity Currency Fund (CCX)

(formerly, WisdomTree Dreyfus Commodity Currency Fund)

WisdomTree Emerging Currency Fund (CEW)

(formerly, WisdomTree Dreyfus Emerging Currency Fund)

WisdomTree Indian Rupee Fund (ICN)

(formerly, WisdomTree Dreyfus Indian Rupee Fund)

Fixed Income Funds:

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

WisdomTree Global Corporate Bond Fund (GLCB)

Alternative Funds:

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Management’s Discussion of Funds’ Performance (unaudited)

Economic Environment

Over the year ended August 31, 2013, the global economy expanded, but growth remained uneven. Developed market growth accelerated, but remained at low levels. Emerging markets continued to grow at a faster rate than developed markets, but their pace moderated and disappointed relative to expectations. As a result of earlier stimulus efforts enacted by the European Central Bank (ECB), Bank of England (BoE), and Federal Reserve (Fed), economic projections continued to be revised upward. Unemployment data in the United States generally continued to improve, albeit below Fed targets. In December, Shinzo Abe’s Liberal Democratic Party won a landslide victory in Japan on an economic reform agenda. Their efforts to stimulate the economy through quantitative easing had significant impacts not only on their domestic economy, but exchange rates around the world (particularly in Asia). The confluence of a moderation in the pace of Chinese economic growth, positive economic momentum within the U.S., and the potential for reduction in quantitative easing by the Federal Reserve dominated investor perceptions regarding the global economy. In early March, Chinese officials announced that they would be revising the official state growth target from 8% to 7.5%. Concerns about this moderation in growth from China cast a cloud over investor sentiment for the broader emerging markets. At the same time, investors were encouraged by better than expected economic and earnings data from the United States. In late March, a €10 billion bailout was announced for Cyprus to help recapitalize their banking system. Markets were concerned that allowing even a small country like Cyprus to exit the monetary union would set a potentially destabilizing precedent for a dissolution of the Eurozone. Economic data released in April showed that Chinese economic growth had slowed to 7.7%. In May, the ECB cut interest rates to help stimulate the European economy. Also in May, Fed Chairman Ben Bernanke announced that it may be necessary for the Federal Open Market Committee to reduce the pace of asset purchases in the coming months. With the possibility that the United States could be the first major economy to reduce economic stimulus, investors grappled with what impact this could have on emerging markets. Countries that were perceived to have higher levels of external vulnerability came under scrutiny. From May onward, U.S. interest rates grinded higher and the U.S. dollar strengthened against a majority of its trading partners. In response, central banks in Brazil, India, and Indonesia raised interest rates in an effort to combat weakening currencies and reduce inflationary pressures. Better than expected gross domestic product (GDP) growth in August from Germany and France lifted the Eurozone out of recession for the first time in one and a half years. Even so, broad-based economic growth in Europe is still proving difficult. The fiscal year closed with markets focusing on upcoming central bank announcements in the U.S., Britain, and Europe in September.

Foreign Exchange and Fixed Income Markets

Investors with broad based exposures to emerging market currencies and fixed income and similar investments tied to commodity-producing countries faced a difficult market environment during the fiscal year ended August 31, 2013. Performance through the end of 2012 was fairly strong as markets focused on stimulus from developed market central banks and an improving outlook for global growth. Markets that were notable underperformers during the previous year rebounded sharply to start 2013 on improving sentiment. Market participants cheered the election of Shinzo Abe on his bold economic reform agenda. As a result of quantitative easing measures initiated by the Bank of Japan, the yen weakened significantly relative to the U.S. dollar peaking at over 103 on May 17, 2013. With investors seeking income around the world, yields in both developed and emerging markets bottomed in early May. As economic data from developed markets continued to beat expectations, a marked gap continued to develop between emerging market and developed market returns. Near the end of May, the unintended impact of Chairman Bernanke’s “tapering” comments sparked a pronounced rise in interest rates in the United States as well as in emerging markets. The United States 10-year bond went from a yield of 1.62% to a high of 2.89% in approximately three months. Emerging

WisdomTree Currency, Fixed Income and Alternative Funds	1

Management’s Discussion of Funds’ Performance (unaudited) (continued)

markets were not immune to this move. Through a combination of yield curve steepening and central bank interest rate hikes, yields on emerging market fixed income rose in excess of the backup in domestic yields to levels not seen since early 2011. In addition to rising interest rates, foreign currency denominated fixed income was negatively impacted by a broad-based appreciation of the U.S. dollar relative to foreign currencies. Credit spreads in emerging market fixed income widened during this period as the perception of risk increased along with the rise in nominal yields. Over the course of the fiscal year, the Chinese yuan, Polish zloty, and South Korean won were the only emerging currencies to appreciate against the U.S. dollar. Markets focused on selling currencies with greater perceived external vulnerabilities. Notable underperformers included the South African rand, Indian rupee, Indonesian rupiah, and Brazilian real. The euro gained over 5% during this period whereas the Japanese yen depreciated by roughly 20% against the U.S. dollar. While many emerging market central banks cut interest rates early in the fiscal year, many central banks in emerging markets raised interest rates to quell concerns about inflation and also to stem losses from their currencies. Central banks that increased rates over the period were Brazil, Indonesia, and India. As central bankers increased short-term interest rates, the value of longer dated bonds declined leading to losses for investors. Interest rates around the world approached multi-year highs to close the fiscal year ended August 31, 2013.

Fixed Income and Currency Funds’ Performance

For the fiscal year ended August 31, 2013, 2 out of 11 Currency and Fixed Income Funds outperformed their respective performance benchmarks based on net asset value (NAV) or, in the case of the Global Corporate Bond Fund, since its inception on January 31, 2013.

Fixed Income Funds

Income was significantly offset by currency weakness and principal losses for the Emerging Markets Local Debt Fund’s return of -6.41% based on NAV for the fiscal year. Over the year, rising bond yields across most emerging market countries caused a drag on overall Fund performance. The losses accelerated in May through the end of the fiscal year due to comments made by Federal Reserve Chairman Ben Bernanke regarding the future “tapering” of asset purchases. Among the country exposures, currency losses in South Africa, Brazil, Indonesia, and Turkey significantly detracted from performance. Bonds denominated in Chinese yuan, Polish zloty, and South Korean won were the only positive contributor to Fund performance. The Fund underperformed its industry reference benchmark, the JP Morgan GBI-EM Global Diversified Index, which returned -5.38% versus the Fund’s return of -6.41% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to an overweight to Asia that decreased income potential relative to the index.

Interest rate cuts in Australia were unable to counterbalance losses from currency declines that contributed to the Asia Local Debt Fund’s return of -5.14% based on NAV for the fiscal year. The Indian rupee accounted for the greatest currency decline whereas the Chinese yuan appreciated over 3% as the Fund’s strongest performer. Concerns about slowing growth in China weighed on market sentiment and asset returns in the region. Aggressive interest rate cuts in Australia boosted bond returns, but also weakened the Australian dollar. The Indian rupee depreciated to all-time lows over the period causing a drag on Fund returns. The Fund underperformed its industry reference benchmark, the HSBC Asian Local Bond Index, which declined -3.82% versus the Fund’s return of -5.14% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to the Fund’s exposure to Australia. The shorter duration of the Fund relative to the index also produced a lower yield. As central banks cut interest rates in Asia, longer duration securities outperformed shorter duration securities given their greater sensitivity to interest rates (as interest rates decline, bond prices increase).

2	WisdomTree Currency, Fixed Income and Alternative Funds

Management’s Discussion of Funds’ Performance (unaudited) (continued)

The Euro Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in euros. The Fund is actively managed and it utilizes the BofA Merrill Lynch Euro Government Index as its benchmark. The BofA Merrill Lynch Euro Government Index is a market capitalization weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries. The Fund underperformed its reference benchmark, which returned 9.55% versus the Fund’s return of 4.37% based on NAV for the fiscal year. The Fund’s underperformance can be attributed to a lack of exposure to Portugal, Italy, Ireland, and Spain, which performed well over the period.

The Australia & New Zealand Debt Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in debt securities denominated in Australian or New Zealand dollars. The Fund employs a structured approach in balancing its investments between debt of sovereign and semi-government issuers (local, state, and territory governments of Australia) within the two countries and the debt of supranational and other agencies (for example, developmental organizations such as the World Bank or International Monetary Fund) in these countries. Country and sector exposures are rebalanced back to target weighting quarterly. The Fund is actively managed and it utilizes the Citigroup Australian Broad Investment-Grade Bond Index as its benchmark. The Citigroup Australian Broad Investment-Grade Index is a market capitalization weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers). The Fund outperformed its reference benchmark, which returned -11.87% versus the Fund’s return of -11.42% based on NAV for the fiscal year. This was the result of the Fund’s larger investments in New Zealand dollar denominated bonds than the industry benchmark.

The Emerging Markets Corporate Bond Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of emerging markets corporate issuers. While the Fund is actively managed, it utilizes the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad as a guideline for investment performance. The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index). It is a commonly used benchmark by many mutual funds and separate accounts investing in the asset class. The Fund underperformed its reference benchmark, which returned -0.51% versus the Fund’s return of -2.00% based on NAV for the fiscal year. This was the result of the Fund’s investments in Metals & Mining and Oil & Gas sectors that underperformed.

On January 31, 2013, the Global Corporate Bond Fund was launched. The Fund seeks to achieve a high level of total return consisting of both income and capital appreciation through investments in the debt of corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. While the Fund is actively managed, it utilizes the Barclays Global Credit Index (Hedged) as its benchmark. The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country. For the period January 31, 2013 through August 31, 2013, the Fund underperformed its reference benchmark, which returned -0.93% versus the Fund’s return of -0.98% based on NAV. This was the result of the Fund’s overweight in investments in global high yield bonds.

WisdomTree Currency, Fixed Income and Alternative Funds	3

Management’s Discussion of Funds’ Performance (unaudited) (concluded)

Currency Funds

Income return was a strong driver of fund performance over the last year. Many countries’ currencies depreciated versus the U.S. dollar as risk aversion dominated much of the fiscal year. During periods of risk aversion, many investors seek the safety of developed market currencies such as the U.S. dollar. Among the single currency funds for the fiscal year, all three funds produced total returns based on NAV which exceeded the change in value of the underlying currency by more than 1.5% (see pages 5 to 9 herein for a discussion of standardized performance for each Fund). Of the weakest performing single currency funds, the Brazilian Real Fund and the Indian Rupee Fund, generated total returns for the fiscal year that were significantly greater than the underlying change in the spot return of the currency. Spot currency returns represent the change in foreign exchange rates versus the U.S. dollar available for immediate delivery. The Brazilian Real Fund fell -10.53% for the fiscal year based on NAV, outperforming the -14.65% depreciation in the Brazilian real versus the U.S. dollar. The Indian Rupee Fund declined -11.77% in value for the fiscal year based on NAV, while the Indian rupee declined by -16.64%. The Chinese Yuan Fund, which returned 4.78% for the fiscal year based on NAV, boosted relative performance versus the Chinese yuan through investments made in Chinese time deposits and forwards, outperforming the spot return of 2.87%. The Emerging Currency Fund posted a -3.30% return over the fiscal year, underperforming its industry benchmark, the JP Morgan Emerging Local Markets Index Plus which returned -2.55%. The currencies of South Africa, India, Brazil, Indonesia, and Turkey depreciated by more than 10% against the U.S. dollar over the period. Index allocations to Hong Kong, Taiwan, and Singapore (which did not depreciate as much against the U.S. dollar), helped dampen index losses. The Commodity Currency Fund declined by -5.97% over the fiscal year, outperforming its industry benchmark, the Barclays Commodity Producers Currency Index (CPCI-6) which returned -7.61%. This outperformance was largely the result of the Fund’s allocation to the Chilean peso and New Zealand dollar. All commodity currencies depreciated against the U.S. dollar as concerns about commodity demand weighed on prices. The currencies of Brazil, Australia, and South Africa depreciated by more than 10% against the U.S. dollar over the period.

Alternative Funds

The Managed Futures Strategy Fund posted a 1.09% return based on NAV over the fiscal year, underperforming its industry benchmark, the Diversified Trends Indicator, by 1.19%. This was primarily due to deductions for Fund expenses and transaction costs. As the Fund uses a trend-following strategy, volatility and lack of sustained market trends dampened Fund performance through the beginning of December. However, two notable periods of sustained trends from December through mid-February and mid-June to early July contributed to overall positive Fund performance. Currency markets, particularly in Japan, accounted for a substantial portion of Fund returns for the fiscal year. Shinzo Abe’s Liberal Democratic Party won elections in Japan on the back of an economic reform agenda that began a sustained, albeit volatile, depreciation of the Japanese yen against the U.S. dollar. Many commodity futures declined by a significant amount during the fiscal year. After a year marked by reduced supplies on account of a broad-based drought across much of the United States, more normal conditions resulted in a decline of approximately 25% in futures prices for corn and wheat for the fiscal year ended August 31, 2013. Precious metals such as silver and gold also corrected sharply as the perception of risk declined in a majority of markets around the world. Energy futures such as crude oil and gasoline ended the fiscal year higher by approximately 10% on account of continued unrest in the Middle East. Lack of a clear trend in natural gas futures resulted in the largest drag on overall fund performance for the fiscal year. The announcement by Federal Reserve (Fed) Chairman Ben Bernanke that the Fed may begin to reduce the pace of its asset purchase program also caused a sharp decline in Treasury futures that also weighed on Fund performance. The Global Real Return Fund posted a -5.25% return over the fiscal year, underperforming its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index, which returned -4.12%. This underperformance is largely due to losses from the Fund’s positions in commodity strategies which underperformed in volatile markets.

4	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Brazilian Real Fund (BZF)

(formerly, WisdomTree Dreyfus Brazilian Real Fund)

Investment Breakdown†

as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	92.6%
Repurchase Agreement	9.7%
Other Assets less Liabilities‡	-2.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.03%, 10/03/13	49.3%
U.S. Treasury Bill, 0.01%, 9/12/13	38.4%
Citigroup, Inc., tri-party repurchase agreement, 0.05%, 9/03/13††	9.7%
U.S. Treasury Bill, 0.02%, 9/05/13	4.9%
*	The holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Brazilian Real Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in Brazil available to foreign investors and changes in value of the Brazilian real relative to the U.S. dollar. The Brazilian real is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -10.53% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 4.12% based on NAV for the fiscal year. This was largely due to the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-10.53%	-3.98%	-0.57%	0.39%
Fund Market Price Returns	-10.66%	-4.05%	-0.62%	0.11%
JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil	-10.19%	-3.29%	0.59%	1.63%
Brazilian real	-14.65%	-9.64%	-7.23%	-6.58%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	5

Performance Summary (unaudited)

WisdomTree Chinese Yuan Fund (CYB)

(formerly, WisdomTree Dreyfus Chinese Yuan Fund)

Investment Breakdown†

as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	69.3%
Time Deposits	18.4%
Repurchase Agreement	12.8%
Other Assets less Liabilities‡	-0.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/12/13	40.0%
U.S. Treasury Bill, 0.03%, 10/03/13	20.9%
Citigroup, Inc., tri-party repurchase agreement, 0.05%, 9/03/13††	12.8%
U.S. Treasury Bill, 0.02%, 9/05/13	8.4%
Deutsche Bank AG, 2.15%, 9/27/13	4.6%
Standard Chartered Bank, 2.45%, 9/27/13	4.6%
JPMorgan Chase & Co., 1.80%, 9/27/13	4.6%
Barclays Bank PLC, 2.00%, 9/27/13	4.6%
*	The holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Chinese Yuan Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 4.78% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 1.91% based on NAV for the fiscal year. This outperformance was largely the result of the Fund’s investments in U.S. money market instruments, forward currency contracts, and locally-denominated time deposits.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	4.78%	3.02%	1.74%	2.04%
Fund Market Price Returns	4.62%	2.98%	1.69%	1.81%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	4.97%	3.74%	2.91%	3.16%
Chinese yuan	2.87%	3.33%	2.08%	2.40%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

6	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Commodity Currency Fund (CCX)

(formerly, WisdomTree Dreyfus Commodity Currency Fund)

Investment Breakdown† as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	97.8%
Repurchase Agreement	0.3%
Other Assets less Liabilities‡	1.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/12/13	50.2%
U.S. Treasury Bill, 0.03%, 10/03/13	47.6%
Citigroup, Inc. tri-party repurchase agreement, 0.05%, 9/03/13††	0.3%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Commodity Currency Fund (the “Fund”) seeks to achieve total returns reflective of money market rates in selected commodity-producing countries and changes in value of such countries’ currencies relative to the U.S. dollar. The term “commodity currency” generally is used to describe the currency of a country whose economic success is commonly identified with the production and export of commodities (such as precious metals, oil, agricultural products or other raw materials) and whose value is closely linked to the value of such commodities. The Fund intends to invest in commodity-producing countries, such as Australia, Brazil, Canada, Chile, Colombia, Indonesia, Malaysia, New Zealand, Norway, Peru, Russia and South Africa. This list may change based on market developments. Although this Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -5.97% on net asset value (“NAV”) for the year ended August 31, 2013 (for more complete performance information please see below). The Fund outperformed its benchmark, the Barclays Commodity Producers Currency Index, by 1.64% based on NAV for the fiscal year. This outperformance was largely the result of the Fund’s allocation to the Chilean peso and New Zealand dollar.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-5.97%	-0.54%
Fund Market Price Returns	-6.31%	-0.66%
Barclays Commodity Producers Currency Index	-7.61%	-2.00%
Equal-Weighted Commodity Currency Composite	-5.31%	0.21%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on September 24, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	7

Performance Summary (unaudited)

WisdomTree Emerging Currency Fund (CEW)

(formerly, WisdomTree Dreyfus Emerging Currency Fund)

Investment Breakdown† as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	100.4%
Repurchase Agreement	1.4%
Other Assets less Liabilities‡	-1.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.01%, 9/19/13	37.1%
U.S. Treasury Bill, 0.03%, 10/03/13	26.6%
U.S. Treasury Bill, 0.02%, 9/05/13	26.0%
U.S. Treasury Bill, 0.01%, 9/12/13	10.7%
Citigroup, Inc., tri-party repurchase agreement, 0.05%, 9/03/13††	1.4%
*	The holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Currency Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -3.30% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the JP Morgan Emerging Local Markets Index Plus, by 0.75% based on NAV for the fiscal year. This was largely due to the Fund’s underweight in Hong Kong and Singapore relative to the benchmark.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/2013

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-3.30%	-0.60%	1.90%
Fund Market Price Returns	-3.63%	-0.62%	1.63%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	-2.55%	0.27%	2.79%
Equal-Weighted Emerging Currency Composite	-0.79%	1.06%	3.03%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 6, 2009.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

8	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Indian Rupee Fund (ICN)

(formerly, WisdomTree Dreyfus Indian Rupee Fund)

Investment Breakdown† as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	68.5%
Repurchase Agreement	22.6%
Other Assets less Liabilities‡	8.9%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.03%, 10/03/13	32.1%
Citigroup, Inc., tri-party, repurchase agreement, 0.05%, 9/03/13††	22.6%
U.S. Treasury Bill, 0.01%, 9/12/13	18.3%
U.S. Treasury Bill, 0.02%, 9/05/13	11.9%
U.S. Treasury Bill, 0.01%, 9/19/13	6.2%
*	The holdings are subject to change and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Indian Rupee Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in India available to foreign investors and changes in value of the Indian rupee relative to the U.S. dollar. The Indian rupee is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in very short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -11.77% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund outperformed the change in the spot currency rate by 4.87% based on NAV for the fiscal year. This was the result of the Fund’s investments in U.S. money market instruments and forward currency contracts.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-11.77%	-5.72%	-2.82%	-2.82%
Fund Market Price Returns	-11.60%	-5.47%	-2.63%	-2.78%
JP Morgan Emerging Local Markets Index Plus (ELMI+) India	-10.61%	-4.80%	-1.38%	-1.56%
Indian rupee	-16.64%	-11.04%	-8.08%	-8.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	9

Performance Summary (unaudited)

WisdomTree Asia Local Debt Fund (ALD)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
Malaysia	11.1%
South Korea	11.0%
Thailand	10.9%
Australia	10.8%
Indonesia	10.1%
United States	9.9%
Hong Kong	5.7%
New Zealand	5.6%
Philippines	5.2%
China	5.1%
Singapore	4.8%
India	4.4%
Taiwan	0.4%
Other Assets less Liabilities‡	5.0%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 0.05%, 9/03/13	9.9%
Malaysian Government, 3.84%, 8/12/15, Series 0110	4.0%
Korea Treasury Bond, 2.75%, 9/10/17, Series 1709	3.4%
Malaysian Government, 4.01%, 9/15/17, Series 0210	3.2%
Republic of Philippines, 4.95%, 1/15/21	3.1%
Korea Treasury Bond, 4.50%, 3/10/15, Series 1503	3.1%
Indonesia Government, 7.38%, 9/15/16, Series FR55	3.0%
Thailand Government Bond, 2.80%, 10/10/17	2.8%
Singapore Government Bond, 2.25%, 6/01/21	2.8%
Queensland Treasury Corp., 6.00%, 7/21/22, Series 22	2.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Asia Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the currencies of a broad range of Asian countries.

The Fund returned -5.14% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the HSBC Asian Local Bond Index, by 1.32% based on NAV for the fiscal year. This was the result of the Fund’s investments in Australian dollar denominated bonds that significantly underperformed during the fiscal year.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-5.14%	0.03%
Fund Market Price Returns	-5.96%	-0.36%
HSBC Asian Local Bond Index	-3.82%	1.86%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on March 17, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

10	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
Australia	86.1%
New Zealand	11.6%
Other Assets less Liabilities‡	2.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
Export Development Canada, 5.25%, 8/10/15	5.3%
Australian Government Bond, 5.50%, 4/21/23, Series 133	4.8%
Nordic Investment Bank, 6.00%, 4/06/15	4.1%
South Australian Government Financing Authority, 5.75%, 9/20/17, Series 17	3.7%
Treasury Corp. of Victoria, 5.50%, 11/15/18, Series 1118	3.6%
Queensland Treasury Corp., 6.00%, 9/14/17, Series 17	3.6%
Tasmanian Public Finance, 6.50%, 4/15/15, Series 15	3.5%
Inter-American Development Bank, 6.00%, 5/25/16	3.5%
Australian Government Bond, 5.25%, 3/15/19, Series 122	3.3%
New Zealand Government Bond, 5.50%, 4/15/23, Series 423	3.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Australia & New Zealand Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its investment objective through investments in fixed income instruments denominated in Australian or New Zealand dollars.

The Fund returned -11.42% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund outperformed its industry benchmark, the Citigroup Australian Broad Investment-Grade Bond Index, by 0.45% based on NAV for the fiscal year. This was the result of the Fund’s larger investments in New Zealand dollar denominated bonds than the industry benchmark.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.45%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	-11.42%	3.67%	3.32%	2.06%
Fund Market Price Returns[2]	-11.77%	3.63%	8.09%	1.83%
Citigroup Australian Broad Investment-Grade Bond Index[3]	-11.87%	6.46%	5.11%	6.58%
BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index	-1.24%	6.13%	5.11%	3.76%
Spliced Australia & New Zealand Debt Composite	-10.59%	4.96%	4.42%	3.05%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on June 25, 2008.
[2]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective and strategy of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[3]

Previously, the Fund’s performance was compared to the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index as its primary benchmark. The Fund’s investment adviser has elected to compare the Fund’s performance to the Citigroup Australian Broad Investment-Grade Bond Index because it believes this is the most appropriate measure for comparison to the Fund’s performance.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	11

Performance Summary (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
Russia	28.9%
Brazil	23.9%
Mexico	11.6%
Jamaica	4.3%
Colombia	4.2%
Hong Kong	3.6%
United Arab Emirates	3.2%
Indonesia	3.0%
India	3.0%
Kazakhstan	2.9%
Qatar	2.8%
Venezuela	2.5%
South Africa	2.0%
Peru	1.8%
China	0.2%
Other Assets less Liabilities‡	2.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
Petrobras International Finance Co., 5.38%, 1/27/21	4.8%
Digicel Group Ltd., 8.25%, 9/30/20	4.3%
VimpelCom Holdings B.V., 7.50%, 3/01/22	4.0%
Centrais Eletricas Brasileiras S.A., 5.75%, 10/27/21	3.9%
Vale Overseas Ltd., 4.38%, 1/11/22	3.6%
Mexichem SAB de CV, 4.88%, 9/19/22	3.4%
Braskem Finance Ltd., 5.75%, 4/15/21	3.4%
LUKOIL International Finance B.V., 6.13%, 11/09/20	3.2%
MDC-GMTM B.V., 5.50%, 4/20/21	3.2%
Gazprom OAO Via Gaz Capital S.A., 4.95%, 5/23/16	3.2%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned -2.00% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad, by 1.49% based on NAV for the fiscal year. This was the result of the Fund’s overweight to investments in emerging market corporate bonds in the Metals & Mining and Oil & Gas sectors.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.60%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-2.00%	2.36%
Fund Market Price Returns	-2.85%	2.03%
JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad	-0.51%	2.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on March 8, 2012.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

12	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
Malaysia	10.5%
Indonesia	10.0%
Brazil	9.8%
Mexico	9.7%
Russia	7.2%
Poland	6.9%
South Africa	6.7%
Turkey	6.5%
South Korea	4.9%
Thailand	4.8%
Chile	3.6%
Philippines	3.6%
China	3.5%
Peru	3.5%
Colombia	3.4%
United States	2.1%
Other Assets less Liabilities‡	3.3%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
Poland Government Bond, 4.75%, 4/25/17, Series 0417	2.8%
Republic of Chile, 5.50%, 8/05/20	2.6%
Malaysian Government, 4.38%, 11/29/19, Series 0902	2.1%
Mexican Bonos Desarr, 6.50%, 6/10/21, Series M	2.1%
Citigroup, Inc., tri-party repurchase agreement, 0.05%, 9/3/13††	2.1%
Turkey Government Bond, 10.00%, 6/17/15	2.0%
International Finance Corp., 5.00%, 12/21/15	1.8%
Russian Foreign Bond, 7.85%, 3/10/18	1.8%
Korea Treasury Bond, 2.75%, 9/10/17, Series 1709	1.8%
Republic of Philippines, 4.95%, 1/15/21	1.8%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned -6.41% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the JP Morgan Government Bond Index — Emerging Markets (GBI-EM) Global Diversified Index, by 1.03% based on NAV for the fiscal year. This was the result of the Fund’s overweight to investments in Asia relative to the index.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.55%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	-6.41%	1.28%	1.16%
Fund Market Price Returns	-7.51%	0.76%	0.67%
JP Morgan GBI-EM Global Diversified Index	-5.38%	2.28%	1.91%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on August 9, 2010.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	13

Performance Summary (unaudited)

WisdomTree Euro Debt Fund (EU)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
Germany	19.3%
Luxembourg	18.6%
France	18.2%
Belgium	10.1%
Netherlands	9.7%
Finland	8.6%
Sweden	4.8%
Austria	4.7%
Denmark	4.2%
Other Assets less Liabilities‡	1.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
Bundesrepublik Deutschland, 4.75%, 7/04/28, Series 98	6.8%
France Government Bond OAT, 3.50%, 4/25/20	6.2%
France Government Bond OAT, 4.25%, 4/25/19	5.2%
Nordic Investment Bank, 3.00%, 4/08/14	4.7%
Council of Europe Development Bank, 3.00%, 7/13/20	4.7%
International Bank for Reconstruction & Development, 3.88%, 5/20/19	4.7%
European Union, 3.38%, 5/10/19	4.7%
Landwirtschaftliche Rentenbank, 3.75%, 2/11/16	4.4%
Belgium Kingdom, 3.75%, 9/28/20, Series 58	3.8%
KFW, 4.13%, 7/04/17	3.7%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Euro Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in euros.

The Fund returned 4.37% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the BofA Merrill Lynch Euro Government Index, by 5.18% based on NAV for the fiscal year. This was a result of the Fund’s lack of exposure to debt from Portugal, Italy, Ireland, and Spain.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.35%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	4.37%	3.89%	-0.36%	-1.08%
Fund Market Price Returns[2]	1.51%	2.89%	-0.92%	-1.66%
BofA Merrill Lynch Euro Government Index[3]	9.55%	4.46%	3.02%	2.11%
BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index	4.67%	1.77%	-1.34%	-1.94%
Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite	4.24%	4.32%	0.13%	-0.58%
Spliced Euro Debt Composite	9.54%	5.77%	0.97%	0.20%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on May 14, 2008.
[2]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 19, 2011 and the investment objective and strategy of the WisdomTree Euro Debt Fund thereafter.

[3]

Previously, the Fund’s performance was compared to the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index as its primary benchmark. The Fund’s adviser has elected to compare the Fund’s performance to the BofA Merrill Lynch Euro Government Index because it believes this is the most appropriate measure for comparison to the Fund’s performance.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

14	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Global Corporate Bond Fund (GLCB)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
United States	50.1%
United Kingdom	9.5%
Italy	4.5%
Russia	4.4%
France	3.2%
Germany	3.0%
Spain	3.0%
Hong Kong	3.0%
Brazil	2.8%
Netherlands	2.7%
Australia	2.5%
Belgium	2.2%
Canada	1.5%
Mexico	1.5%
Colombia	0.9%
Luxembourg	0.4%
Other Assets less Liabilities‡	4.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
HSBC Bank PLC, 3.88%, 10/24/18	3.2%
Bank of America Corp., 3.30%, 1/11/23	3.2%
Intesa Sanpaolo SpA, 3.88%, 1/16/18	3.1%
Daimler Chrysler Group LLC, 8.25%, 6/15/21	3.0%
Nara Cable Funding Ltd., 8.88%, 12/01/18	3.0%
Citigroup, Inc., 4.50%, 1/14/22	3.0%
Hutchison Whampoa International 12 II Ltd., 2.00%, 11/08/17	3.0%
Wells Fargo & Co., 2.10%, 5/08/17	2.9%
Gazprom OAO Via Gaz Capital S.A., 4.95%, 5/23/16	2.9%
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	2.9%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund seeks to achieve its investment objective through investment in debt securities issued by corporate entities that are organized in or maintain their principal place of business in countries throughout the world, including the U.S. The issuers of such debt will include public, private, and state-owned or sponsored corporations.

The Fund returned -0.98% on net asset value (“NAV”) since its inception on January 31, 2013 through August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the Barclays Global Credit Index (Hedged), by 0.05% based on NAV for the period. This was the result of the Fund’s overweight in investments in global high yield bonds.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 11, 2013, the Fund’s net and gross annual expense ratios were 0.45% and 0.50%, respectively. WisdomTree Asset Management, Inc. has contractually agreed to limit the Management Fee to 0.45% through January 10, 2014.

Performance as of 8/31/13

Cumulative Total Return
Since Inception[1]
Fund NAV Returns	-0.98%
Fund Market Price Returns	-1.61%
Barclays Global Credit Index (Hedged)	-0.93%
Global Corporate Composite (Hedged)	-0.44%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 31, 2013.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	15

Performance Summary (unaudited)

WisdomTree Global Real Return Fund (RRF) (consolidated)

Country Breakdown† as of 8/31/13

Country	% of Net Assets
United States	52.1%
Mexico	5.0%
United Kingdom	4.8%
France	4.5%
Sweden	4.4%
South Africa	4.2%
Canada	4.1%
Turkey	3.7%
Brazil	3.7%
Australia	3.7%
Other Assets less Liabilities‡	9.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Ten Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.05%, 9/19/13	22.0%
U.S. Treasury Bill, 0.05%, 9/12/13	9.2%
U.S. Treasury Inflation Indexed Notes, 1.13%, 1/15/21	6.0%
U.S. Treasury Inflation Indexed Notes, 1.38%, 1/15/20	5.9%
U.S. Treasury Inflation Indexed Bond, 2.38%, 1/15/25	5.8%
Swedish Government Index Linked Bond, 4.00%, 12/01/20, Series 3102	4.4%
Morgan Stanley, Inflation Linked, 5.40%, 5/15/15	3.7%
Australian Index Linked Bond, 4.00%, 8/20/20, Series 20CI	3.7%
U.S. Treasury Inflation Indexed Notes, 2.13%, 1/15/19	3.2%
U.K. Treasury Index Linked Gilt, 1.25%, 11/22/27	2.6%
*	The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Global Real Return Fund (the “Fund”) seeks total returns (capital appreciation plus income) that exceed the rate of inflation over long-term investment horizons.

The Fund returned -5.25% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the BofA Merrill Lynch Global Diversified Inflation-Linked Index by 1.13% based on NAV for the fiscal year. This underperformance is largely due to losses from the Fund’s positions in commodity strategies which underperformed in volatile markets.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, and as supplemented September 26, 2013, the Fund’s annual expense ratio was 0.66%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	-5.25%	-3.05%
Fund Market Price Returns	-9.26%	-5.64%
BofA Merrill Lynch Global Diversified Inflation-Linked Index	-4.12%	0.68%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on July 14, 2011.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

16	WisdomTree Currency, Fixed Income and Alternative Funds

Performance Summary (unaudited)

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

Investment Breakdown† as of 8/31/13

Investment Type	% of Net Assets
U.S. Government Obligations	85.6%
Other Assets less Liabilities‡	14.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets includes investment of cash collateral for securities on loan (if any).

Top Holdings* as of 8/31/13

Description	% of Net Assets
U.S. Treasury Bill, 0.03%, 10/03/13	80.7%
U.S. Treasury Bill, 0.01%, 9/19/13	3.3%
U.S. Treasury Bill, 0.04%, 9/12/13	1.6%
*	The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes investment of cash collateral for securities on loan (if any).

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets.

The Fund returned 1.09% on net asset value (“NAV”) for the fiscal year ended August 31, 2013 (for more complete performance information please see below). The Fund underperformed its industry benchmark, the Diversified Trends Indicator by 1.19% based on NAV for the fiscal year. This was primarily due to deductions for Fund expenses and transaction costs.

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for fund shares and investors’ assessments of the underlying value of a fund’s portfolio securities.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns also do not reflect brokerage commissions or taxes a shareholder would pay on the sale of Fund shares or on Fund distributions. As of the Fund’s current prospectus dated January 1, 2013, the Fund’s annual expense ratio was 0.96%.

Performance as of 8/31/13

	Average Annual Total Return
	1 Year	Since Inception[1]
Fund NAV Returns	1.09%	-5.95%
Fund Market Price Returns	1.28%	-5.97%
Diversified Trends Indicator Index	2.28%	-5.01%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca on January 5, 2011.

Alpha Financial Technologies, LLC (“AFT”) has developed, maintained and owns rights to the methodology that is employed in connection with the Diversified Trends Indicator™ (“DTI”). DTI® is a registered mark of AFT. The Fund is not sponsored, endorsed, sold or promoted by AFT. The DTI was created, compiled, maintained and is owned by AFT without regard to the Fund. The DTI is licensed on an “as is” basis without warranties or guarantees or other terms concerning merchantability, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness or quality. Neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the DTI or an investment in the Fund, and AFT and its affiliates shall have no liability in connection with any Fund investment.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance data for the most recent month-end is available at www.wisdomtree.com. WisdomTree shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Fund NAV returns are calculated using the Fund’s daily 4:00 p.m. NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

WisdomTree Currency, Fixed Income and Alternative Funds	17

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Barclays Commodity Producers Currency Index:

The Barclays Commodity Producers Currency Index (“CPCI-6”) tracks the performance of long positions in the equally weighted six commodity currencies versus the U.S. dollar, expressed through one-month cash settled forward rate agreements. The six commodity currencies included in CPCI-6 are the Australian dollar, Brazilian real, Canadian dollar, Norwegian krone, Russian ruble, and South African rand. These currencies are selected to represent six resource rich economies, diversified in terms of geography, major commodities items exported and across developed and emerging economies.

Barclays Global Credit Index (Hedged):

The Barclays Global Credit Index (Hedged) contains investment-grade and high-yield credit securities from the Barclays Multiverse Index, which is a broad-based measure of the global fixed-income bond market. The Barclays Multiverse Index is the union of the Barclays Global Aggregate Index and the Barclays Global High Yield Index and captures investment grade and high yield securities in all eligible currencies. The Barclays Multiverse Index family includes a wide range of standard and customized subindices by sector, quality, maturity, and country.

BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index:

The BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month euro-denominated bank deposits.

BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index:

The BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index is a subset of the BofA Merrill Lynch Euro Government Index. It is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries excluding Greece, Ireland, Italy, Portugal and Spain as the country of risk.

BofA Merrill Lynch Euro Government Index:

The BofA Merrill Lynch Euro Government Index is a market capitalization-weighted index that tracks the performance of euro-denominated sovereign debt publicly issued by Euro member countries.

BofA Merrill Lynch Global Diversified Inflation-Linked Index:

The BofA Merrill Lynch Global Diversified Inflation-Linked Index is a broad, market value-weighted, capped total return index designed to measure the performance of inflation-linked sovereign debt that is publicly issued and denominated in the issuer’s own domestic market and currency.

BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index:

The BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index tracks a consistent investment in one-month New Zealand dollar-denominated bank deposits.

18	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

Citigroup Australian Broad Investment-Grade Bond Index:

The Citigroup Australian Broad Investment-Grade Bond Index is a market capitalization weighted index designed to represent the Australian fixed-coupon bond market, including government, semi-government, and investment grade credit markets (including supranational issuers).

Diversified Trends Indicator:

The Diversified Trends Indicator (“DTI”) is a long/short rules-based index that consists of ten commodity sectors and eight financial sectors. Each month the DTI Index sector exposure is rebalanced back to the fixed weights, 50% physical commodities and 50% financials (when energy is long) and approximately 40% commodities and 60% financials (when energy is flat). Each sector (other than the energy sector) is positioned either long or short depending on the current market environment (the energy sector is positioned as either “long” or “flat” (i.e., no exposure)). The DTI Index individual market components, sectors and related weightings, as well as other aspects of the calculation of the DTI Index, are subject to change at any time.

Equal-Weighted Commodity Currency Composite:

A composite incorporating equal-weighted exposures to the currencies within the Commodity Currency Fund was constructed as a benchmark for Fund performance. Returns for the individual emerging market currencies are represented by the return of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Returns for the individual developed market countries are represented by the returns of the BofA Merrill Lynch One-Month Constant Maturity LIBID Index for each country. The JP Morgan indices use a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the returns for emerging currency positions. The BofA Merrill Lynch indices track a consistent investment in one-month bank deposits denominated in the specified currency. Within the composite, currency exposures are rebalanced back to equal-weight at the end of the month in which the Fund rebalances its portfolio. Changes to currencies within the Fund are reflected in the composite at the end of the month they are added to, or deleted from, the Fund.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Fund was constructed as an additional gauge of Emerging Currency Fund performance. Currently, the composite tracks the returns for the currencies of the following countries: Brazil, Chile, Mexico, Poland, Indonesia, South Africa, Turkey, India, China, Russia and South Korea, using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Euro Zone Area:

The area encompassing the European Union Member States whose currency is the euro and in which there is a single monetary policy. It currently comprises Belgium, Germany, Greece, Spain, Estonia, Ireland, France, Italy, Cyprus, Luxembourg, Malta, the Netherlands, Austria, Portugal, Slovenia, Slovakia and Finland.

WisdomTree Currency, Fixed Income and Alternative Funds	19

Description of Terms and Indexes (unaudited) (continued)

Forward Currency Contracts:

A forward currency contract is an agreement to buy or sell a specific currency at a future date at a price set at the time of the contract. A forward contract may either be deliverable or non-deliverable. A deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date upon which each party delivers the promised currency. A non-deliverable forward currency contract is an agreement by two parties to transact in currencies at a specific rate on a future date and then cash settle the agreement with a simple exchange of the market value difference between the current market rate and the initial agreed-upon rate.

Global Corporate Composite (Hedged):

The Global Corporate Composite (Hedged) consists of a blend of 75% Barclays Global Aggregate Corporate Index — Hedged USD and 25% Barclays Global High Yield Index — Hedged USD. The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. The Barclays Global High-Yield Index provides a broad-based measure of the global high-yield fixed income markets.

Gross Domestic Product (GDP)

Gross domestic product is the value of all final goods and services produced in a specific country. It is the broadest measure of economic activity and the principal indicator of economic performance.

HSBC Asian Local Bond Index:

The HSBC Asian Local Bond Index (“ALBI”) tracks the total return performance of a bond portfolio which consists of local currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, the Philippines, Indonesia and China.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad:

The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad is a market capitalization weighted index consisting of U.S. dollar-denominated emerging market corporate bonds. The index serves as a global corporate benchmark representing Asia, Latin America, Europe and Middle East/Africa. U.S. dollar-denominated corporate issues from index-eligible countries are narrowed further by only including issues with more than $300 million current face outstanding and at least five years to maturity (at the time of inclusion into the index).

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) Brazil:

The Brazil subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Brazilian real money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

20	WisdomTree Currency, Fixed Income and Alternative Funds

Description of Terms and Indexes (unaudited) (continued)

JP Morgan Emerging Local Markets Index Plus (ELMI+) India:

The India subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Indian rupee money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market-capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

JP Morgan New Zealand Government Bond Index:

The JP Morgan New Zealand Government Bond Index is a market capitalization weighted index of locally denominated, fixed rate government debt.

LIBID:

London Interbank Bid Rate or the rate at which banks are willing to borrow for a discrete period of time.

Sovereign Debt:

Debt that is the direct obligation of a government issuer.

Spliced Australia & New Zealand Debt Composite:

A spliced index which tracks the BofA Merrill Lynch New Zealand Dollar One-Month LIBID Constant Maturity Index through October 24, 2011. Thereafter, the composite tracks an 80%/20% weighted exposure to the local currency bond markets of Australia and New Zealand, respectively. Performance for Australia is proxied by the total returns of the Citigroup Australian Broad Investment-Grade Bond Index. Performance for the New Zealand bond market is proxied by the JP Morgan New Zealand Government Bond Index. Country exposures are rebalanced back to target weighting quarterly.

Spliced Euro Debt Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government Index.

Spliced Euro Debt ex-Greece, Ireland, Italy, Portugal & Spain Composite:

A spliced index which tracks the BofA Merrill Lynch Euro Currency One-Month LIBID Constant Maturity Index through October 18, 2011. Thereafter, the composite tracks the BofA Merrill Lynch Euro Government ex-Greece, Ireland, Italy, Portugal & Spain Index.

WisdomTree Currency, Fixed Income and Alternative Funds	21

Description of Terms and Indexes (unaudited) (concluded)

Spot Rate:

A “spot” rate is the foreign exchange market price at which a currency will be delivered on the settlement date. Spot rate is the starting point for all foreign exchange transactions. The Brazilian real “spot” return rate relative to the U.S. Dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using WM/Reuters London closing rates. The Chinese yuan and Indian rupee “spot” return rate relative to the U.S. Dollar calculated by WisdomTree is the rate of return percentage difference between the end of period spot rate and the beginning of period spot rate using Tullett Prebon Singapore closing rates.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

22	WisdomTree Currency, Fixed Income and Alternative Funds

Shareholder Expense Examples (unaudited)

As a shareholder of a WisdomTree Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2013 to August 31, 2013.

Actual expenses

The first line under each Fund in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period 3/1/13 to 8/31/13” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table on the next page provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Currency, Fixed Income and Alternative Funds	23

Shareholder Expense Examples (unaudited) (concluded)

	Beginning Account Value 3/1/13	Ending Account Value 8/31/13	Annualized Expense Ratio Based on the Period 3/1/13 to 8/31/13	Expenses Paid During the Period† 3/1/13 to 8/31/13
WisdomTree Brazilian Real Fund
Actual	$1,000.00	$852.20	0.45%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Chinese Yuan Fund
Actual	$1,000.00	$1,022.60	0.45%	$2.29
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Commodity Currency Fund
Actual	$1,000.00	$922.20	0.55%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Emerging Currency Fund
Actual	$1,000.00	$929.60	0.55%	$2.68
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Indian Rupee Fund
Actual	$1,000.00	$828.40	0.45%	$2.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Asia Local Debt Fund
Actual	$1,000.00	$916.00	0.55%	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Australia & New Zealand Debt Fund
Actual	$1,000.00	$880.70	0.45%	$2.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Emerging Markets Corporate Bond Fund
Actual	$1,000.00	$938.30	0.60%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
WisdomTree Emerging Markets Local Debt Fund
Actual	$1,000.00	$881.10	0.55%	$2.61
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80
WisdomTree Euro Debt Fund
Actual	$1,000.00	$998.90	0.35%	$1.76
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	0.35%	$1.79
WisdomTree Global Corporate Bond Fund
Actual	$1,000.00	$980.40	0.45%	$2.25
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
WisdomTree Global Real Return Fund (consolidated)
Actual	$1,000.00	$944.10	0.60%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06
WisdomTree Managed Futures Strategy Fund (consolidated)
Actual	$1,000.00	$1,025.40	0.95%	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	0.95%	$4.84
†	Expenses are calculated using each Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period)

24	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Brazilian Real Fund (BZF)

August 31, 2013

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 92.6%
Treasury Bills – 92.6%
U.S. Treasury Bills
0.02%, 9/05/13*	$2,000,000	$1,999,995
0.01%, 9/12/13*	15,500,000	15,499,975
0.03%, 10/03/13*	19,900,000	19,899,452

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $37,399,442)		37,399,422
REPURCHASE AGREEMENT – 9.7%
United States – 9.7%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $3,940,051 (fully collateralized by Fannie Mae,
2.50% –5.00% due
12/01/27–10/01/40;
Market value – $4,137,031)

(Cost: $3,940,029)	3,940,029	3,940,029
TOTAL INVESTMENTS IN SECURITIES – 102.3% (Cost: $41,339,471)		41,339,451
Liabilities in Excess of Cash and Other Assets – (2.3)%		(942,621)

NET ASSETS – 100.0%		$40,396,830
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	25

Schedule of Investments

WisdomTree Chinese Yuan Fund (CYB)

August 31, 2013

Investments	Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS – 69.3%
Treasury Bills – 69.3%
U.S. Treasury Bills
0.02%, 9/05/13*	$18,000,000		$17,999,956
0.01%, 9/12/13*	86,117,000		86,116,861
0.03%, 10/03/13*	45,000,000		44,998,760

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $149,115,634)			149,115,577
TIME DEPOSITS – 18.4%
China – 18.4%
Barclays Bank PLC 2.00%, 9/27/13	60,409,938	CNH	9,876,473
Deutsche Bank AG 2.15%, 9/27/13	60,479,375	CNH	9,887,825
JPMorgan Chase & Co. 1.80%, 9/27/13	60,421,628	CNH	9,878,384
Standard Chartered Bank 2.45%, 9/27/13	60,469,762	CNH	9,886,253

TOTAL TIME DEPOSITS (Cost: $39,552,860)			39,528,935
REPURCHASE AGREEMENT – 12.8%
United States – 12.8%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $27,444,245 (fully collateralized by Fannie Mae, 3.00% – 4.50% due 11/01/24 – 6/01/41 and Freddie Mac, 3.00% – 4.50% due 4/01/28–4/01/43; Market value – $28,816,297)

(Cost: $27,444,092)	$27,444,092		27,444,092
TOTAL INVESTMENTS IN SECURITIES – 100.5% (Cost: $216,112,586)			216,088,604
Liabilities in Excess of Cash, Foreign Currency and Other Assets – (0.5)%			(1,073,705)

NET ASSETS – 100.0%			$215,014,899

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

CNH – Offshore Chinese renminbi

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

26	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Commodity Currency Fund (CCX)

August 31, 2013

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 97.8%
Treasury Bills – 97.8%
U.S. Treasury Bills
0.01%, 9/12/13*	$7,900,000	$7,899,987
0.03%, 10/03/13*	7,500,000	7,499,794

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $15,399,788)		15,399,781
REPURCHASE AGREEMENT – 0.3%
United States – 0.3%
Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $50,846 (fully collateralized by Fannie Mae, 5.00% due 10/01/40; Market Value – $53,389)
(Cost: $50,845)	50,845	50,845
TOTAL INVESTMENTS IN SECURITIES – 98.1% (Cost: $15,450,633)		15,450,626
Cash and Other Assets in Excess of Liabilities – 1.9%		296,628

NET ASSETS – 100.0%		$15,747,254
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	27

Schedule of Investments

WisdomTree Emerging Currency Fund (CEW)

August 31, 2013

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 100.4%
Treasury Bills – 100.4%
U.S. Treasury Bills
0.02%, 9/05/13*	$50,000,000	$49,999,879
0.01%, 9/12/13*	20,524,000	20,523,967
0.01%, 9/19/13*	71,500,000	71,499,599
0.03%, 10/03/13*	51,274,000	51,272,587

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $193,296,129)		193,296,032
REPURCHASE AGREEMENT – 1.4%
United States – 1.4%
Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $2,720,170 (fully collateralized by Fannie Mae, 5.00% due 10/01/40; Market value – $2,856,163)
(Cost: $2,720,155)	2,720,155	2,720,155
TOTAL INVESTMENTS IN SECURITIES – 101.8% (Cost: $196,016,284)		196,016,187
Liabilities in Excess of Cash and Other Assets – (1.8)%		(3,387,985)

NET ASSETS – 100.0%		$192,628,202

*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

28	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Indian Rupee Fund (ICN)

August 31, 2013

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 68.5%
Treasury Bills – 68.5%
U.S. Treasury Bills
0.02%, 9/05/13*	$3,850,000	$3,849,991
0.01%, 9/12/13*	5,897,000	5,896,990
0.01%, 9/19/13*	2,000,000	1,999,989
0.03%, 10/03/13*	10,350,000	10,349,715

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $22,096,697)		22,096,685
REPURCHASE AGREEMENT – 22.6%
United States – 22.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $7,274,996 (fully collateralized by Fannie Mae, 3.50% due 1/01/26 and Freddie Mac, 3.50% due 8/01/28; Market value – $7,638,704)

(Cost: $7,274,956)	7,274,956	7,274,956
TOTAL INVESTMENTS IN SECURITIES – 91.1% (Cost: $29,371,653)		29,371,641
Cash and Other Assets in Excess of Liabilities – 8.9%		2,858,533

NET ASSETS – 100.0%		$32,230,174
*	Interest rate shown reflects the discount rate at time of purchase.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	29

Schedule of Investments

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2013

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES – 6.9%
Australia – 6.3%
New South Wales Treasury Corp. 6.00%, 4/01/16, Series 16	9,946,000	AUD	$9,518,591
Queensland Treasury Corp. 6.00%, 7/21/22, Series 22	13,320,000	AUD	13,040,734
Western Australian Treasury Corp. 7.00%, 4/15/15, Series 15	9,060,000	AUD	8,609,750

Total Australia			31,169,075
New Zealand – 0.6%
Queensland Treasury Corp. 7.13%, 9/18/17	3,320,000	NZD	2,813,880
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $39,179,259)			33,982,955
FOREIGN GOVERNMENT OBLIGATIONS – 67.6%
Australia – 1.4%
Australian Government Bond
6.25%, 4/15/15, Series 119	3,266,000	AUD	3,084,714
4.25%, 7/21/17, Series 135	1,659,000	AUD	1,547,321
Eurofima
5.63%, 10/24/16	2,270,000	AUD	2,139,739

Total Australia			6,771,774
China – 4.5%
China Government Bond
1.00%, 12/01/13	17,500,000	CNY	2,847,963
3.30%, 10/27/14	17,220,000	CNY	2,835,755
1.80%, 12/01/15	27,000,000	CNY	4,315,957
1.40%, 8/18/16	8,000,000	CNY	1,252,743
2.48%, 12/01/20	33,500,000	CNY	5,255,472
2.36%, 8/18/21	19,000,000	CNY	2,935,736
3.10%, 6/29/22	17,000,000	CNY	2,730,945

Total China			22,174,571
Hong Kong – 4.7%
Hong Kong Government Bond
1.69%, 12/22/14	46,000,000	HKD	6,043,029
1.65%, 6/15/15	89,650,000	HKD	11,832,692
1.51%, 2/24/27	45,700,000	HKD	5,201,734

Total Hong Kong			23,077,455
Indonesia – 10.1%
Indonesia Government
11.25%, 5/15/14, Series FR51	45,196,000,000	IDR	4,250,634
7.38%, 9/15/16, Series FR55	164,646,000,000	IDR	14,904,866
5.25%, 5/15/18, Series FR66	145,823,000,000	IDR	12,059,522
12.80%, 6/15/21, Series FR34	65,405,000,000	IDR	7,511,315
7.00%, 5/15/22, Series FR61	134,135,000,000	IDR	11,265,203

Total Indonesia			49,991,540
Malaysia – 11.1%
Malaysian Government
3.43%, 8/15/14, Series 0211	23,360,000	MYR	7,135,896
3.84%, 8/12/15, Series 0110	64,050,000	MYR	19,732,314
4.01%, 9/15/17, Series 0210	51,685,000	MYR	15,939,357
3.26%, 3/01/18, Series 0213	40,861,000	MYR	$12,216,179

Total Malaysia			55,023,746

New Zealand – 3.9%
New Zealand Government Bond
6.00%, 4/15/15, Series 415	13,005,000	NZD	10,543,132
6.00%, 12/15/17, Series 1217	10,202,000	NZD	8,572,920

Total New Zealand			19,116,052
Philippines – 5.2%
Republic of Philippines
4.95%, 1/15/21	656,000,000	PHP	15,526,682
3.90%, 11/26/22	228,000,000	PHP	5,086,547
6.25%, 1/14/36	200,000,000	PHP	4,932,735

Total Philippines			25,545,964
Singapore – 4.8%
Singapore Government Bond
2.25%, 6/01/21	17,554,000	SGD	13,661,996
3.00%, 9/01/24	12,718,000	SGD	10,076,292

Total Singapore			23,738,288
South Korea – 11.0%
Korea Treasury Bond
4.50%, 3/10/15, Series 1503	16,707,020,000	KRW	15,447,623
4.00%, 9/10/15, Series 1509	14,000,000,000	KRW	12,913,195
2.75%, 9/10/17, Series 1709	19,059,000,000	KRW	16,957,333
4.25%, 6/10/21, Series 2106	9,531,000,000	KRW	9,062,096

Total South Korea			54,380,247
Thailand – 10.9%
Thailand Government Bond
5.25%, 5/12/14	367,646,000	THB	11,628,966
3.13%, 12/11/15	228,259,000	THB	7,103,911
4.13%, 11/18/16	214,690,000	THB	6,844,850
3.25%, 6/16/17	120,440,000	THB	3,724,301
2.80%, 10/10/17	463,685,000	THB	14,049,497
3.63%, 6/16/23	349,972,000	THB	10,321,945

Total Thailand			53,673,470
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $370,383,765)			333,493,107
SUPRANATIONAL BONDS – 10.6%
Australia – 3.1%
Asian Development Bank 5.50%, 2/15/16	6,540,000	AUD	6,166,575
International Finance Corp. 5.75%, 6/24/14	5,206,000	AUD	4,750,034
Nordic Investment Bank 6.00%, 4/06/15	4,900,000	AUD	4,572,887

Total Australia			15,489,496
China – 0.6%
Asian Development Bank 2.85%, 10/21/20	14,500,000	CNY	2,302,239
International Finance Corp. 1.80%, 1/27/16	5,000,000	CNY	790,234

Total China			3,092,473

See Notes to Financial Statements.

30	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Asia Local Debt Fund (ALD)

August 31, 2013

Investments	Principal Amount		Value

Hong Kong – 1.0%
Council of Europe Development Bank 2.28%, 12/01/14	39,000,000	HKD	$5,109,275
India – 4.4%
European Bank for Reconstruction & Development 5.25%, 6/06/14	286,450,000	INR	4,208,738
Inter-American Development Bank
4.75%, 1/10/14	727,700,000	INR	10,782,726
5.00%, 7/24/15	80,250,000	INR	1,153,040
4.75%, 10/25/15	368,200,000	INR	5,275,564

Total India			21,420,068
New Zealand – 1.1%
Inter-American Development Bank 6.25%, 6/22/16	1,616,000	NZD	1,323,139
International Bank for Reconstruction & Development 5.38%, 12/15/14	4,840,000	NZD	3,847,092

Total New Zealand			5,170,231
Taiwan – 0.4%
Export-Import Bank of Korea 0.70%, 7/01/16	58,000,000	TWD	1,912,142
TOTAL SUPRANATIONAL BONDS (Cost: $62,976,354)			52,193,685
REPURCHASE AGREEMENT – 9.9%
United States – 9.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $48,582,349 (fully collateralized by Ginnie Mae, 3.50% – 4.50% due 11/20/26 – 7/20/40; Market value – $51,011,184)

(Cost: $48,582,079)	48,582,079		48,582,079
TOTAL INVESTMENTS IN SECURITIES – 95.0% (Cost: $521,121,457)			468,251,826
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 5.0%			24,837,181

NET ASSETS – 100.0%			$493,089,007

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD — Australian dollar

CNY — Chinese yuan

HKD — Hong Kong dollar

IDR — Indonesian rupiah

INR — Indian rupee

KRW — South Korean won

MYR — Malaysian ringgit

NZD — New Zealand dollar

PHP — Philippines peso

SGD — Singapore dollar

THB — Thai baht

TWD — Taiwan new dollar

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	31

Schedule of Investments

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

August 31, 2013

Investments	Principal Amount		Value
FOREIGN GOVERNMENT AGENCIES – 37.6%
Australia – 37.6%
Australian Capital Territory
5.50%, 6/07/18	850,000	AUD	$816,123
Export Development Canada
5.25%, 8/10/15	2,341,000	AUD	2,177,712
New South Wales Treasury Corp.
5.50%, 3/01/17, Series 17	639,000	AUD	612,817
6.00%, 2/01/18, Series 18	1,121,600	AUD	1,099,291
6.00%, 5/01/20, Series 520	240,000	AUD	238,023
Northern Territory Treasury Corp.
5.75%, 7/14/14	500,000	AUD	457,049
6.25%, 10/20/15	500,000	AUD	476,330
4.75%, 9/20/18	600,000	AUD	559,313
Queensland Treasury Corp.
6.00%, 4/21/16, Series 16	454,000	AUD	434,592
6.00%, 9/14/17, Series 17	1,496,000	AUD	1,464,393
South Australian Government Financing Authority
5.75%, 4/20/15, Series 15	712,000	AUD	664,450
5.75%, 9/20/17, Series 17	1,575,000	AUD	1,520,421
Tasmanian Public Finance
5.50%, 6/23/14, Series 14	377,000	AUD	343,810
6.50%, 4/15/15, Series 15	1,528,000	AUD	1,440,991
Treasury Corp. of Victoria
5.75%, 11/15/16, Series 1116	227,000	AUD	218,086
5.50%, 11/15/18, Series 1118	1,534,000	AUD	1,482,226
Western Australian Treasury Corp.
7.00%, 4/15/15, Series 15	625,000	AUD	593,940
6.00%, 10/16/23, Series 23	787,800	AUD	773,227

TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $17,803,854)			15,372,794
FOREIGN GOVERNMENT OBLIGATIONS – 32.7%
Australia – 21.3%
Australian Government Bond
4.25%, 7/21/17, Series 135	786,000	AUD	733,089
5.50%, 1/21/18, Series 132	1,308,000	AUD	1,279,894
5.25%, 3/15/19, Series 122	1,386,000	AUD	1,355,613
4.50%, 4/15/20, Series 126	1,325,000	AUD	1,248,551
5.75%, 5/15/21, Series 124	1,234,000	AUD	1,250,972
5.50%, 4/21/23, Series 133	1,960,000	AUD	1,969,252
4.75%, 4/21/27, Series 136	900,000	AUD	843,162

Total Australia			8,680,533
New Zealand – 11.4%
New Zealand Government Bond
6.00%, 4/15/15, Series 415	434,000	NZD	351,843
6.00%, 12/15/17, Series 1217	1,394,000	NZD	1,171,403
5.00%, 3/15/19, Series 319	835,000	NZD	675,605
6.00%, 5/15/21, Series 521	1,365,000	NZD	1,168,165
5.50%, 4/15/23, Series 423	1,555,000	NZD	1,291,558

Total New Zealand			4,658,574
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $15,503,252)			13,339,107
SUPRANATIONAL BONDS – 27.4%
Australia – 27.2%
Asian Development Bank
6.00%, 1/20/15	360,000	AUD	$334,792
5.50%, 2/15/16	280,000	AUD	264,012
6.00%, 2/22/18	1,170,000	AUD	1,141,386
Council of Europe Development Bank
5.75%, 9/16/14	324,000	AUD	296,930
5.63%, 12/14/15	178,000	AUD	166,794
European Investment Bank
5.38%, 5/20/14	416,000	AUD	377,451
6.13%, 1/23/17	1,077,000	AUD	1,035,760
Inter-American Development Bank
6.00%, 5/25/16	1,497,000	AUD	1,433,160
6.50%, 8/20/19	462,000	AUD	462,418
International Bank For Reconstruction & Development
5.50%, 10/21/14	340,000	AUD	312,363
International Finance Corp.
5.75%, 3/16/15	880,000	AUD	818,692
5.75%, 7/28/20	671,000	AUD	648,027
KFW
5.75%, 5/13/15	638,000	AUD	595,902
6.25%, 12/04/19	802,000	AUD	790,164
Landwirtschaftliche Rentenbank
6.50%, 4/12/17	312,000	AUD	305,202
Nordic Investment Bank
6.00%, 8/20/14	477,000	AUD	438,004
6.00%, 4/06/15	1,810,000	AUD	1,689,168

Total Australia			11,110,225
New Zealand – 0.2%
KFW
6.38%, 2/17/15	94,000	NZD	75,648
TOTAL SUPRANATIONAL BONDS (Cost: $13,005,471)			11,185,873
TOTAL INVESTMENTS IN SECURITIES – 97.7% (Cost: $46,312,577)(a)			39,897,774
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 2.3%			933,123

NET ASSETS — 100.0%			$40,830,897

Principalamount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD	– Australian dollar

NZD	– New Zealand dollar

See Notes to Financial Statements.

32	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2013

Investments	Principal Amount	Value

FOREIGN CORPORATE BONDS – 94.7%
Brazil – 23.9%
Braskem Finance Ltd.
5.75%, 4/15/21	$4,138,000	$3,912,996
Centrais Eletricas Brasileiras S.A.
5.75%, 10/27/21	4,849,000	4,520,117
CSN Resources S.A.
6.50%, 7/21/20(a)	2,139,000	2,050,606
Fibria Overseas Finance Ltd.
7.50%, 5/04/20	445,000	475,037
6.75%, 3/03/21	1,200,000	1,278,000
Odebrecht Finance Ltd.
4.38%, 4/25/25(b)	2,950,000	2,507,500
Oi S.A.
5.75%, 2/10/22	3,726,000	3,302,168
Petrobras International Finance Co.
5.38%, 1/27/21	5,767,000	5,647,335
Vale Overseas Ltd.
4.38%, 1/11/22	4,469,000	4,189,933

Total Brazil		27,883,692
China – 0.2%
MCE Finance Ltd.
5.00%, 2/15/21(b)	300,000	279,000
Colombia – 4.2%
Ecopetrol S.A.
7.63%, 7/23/19	2,825,000	3,248,750
Pacific Rubiales Energy Corp.
5.13%, 3/28/23	1,830,000	1,631,216

Total Colombia		4,879,966
Hong Kong – 3.6%
Hutchison Whampoa International 11 Ltd.
4.63%, 1/13/22	1,765,000	1,800,265
Noble Group Ltd.
6.75%, 1/29/20	2,403,000	2,415,015

Total Hong Kong		4,215,280
India – 3.0%
Vedanta Resources PLC
8.25%, 6/07/21(a)	3,718,000	3,522,805
Indonesia – 3.0%
PT Pertamina (Persero)
5.25%, 5/23/21	3,870,000	3,531,375
Jamaica – 4.3%
Digicel Group Ltd.
8.25%, 9/30/20	4,650,000	4,960,969
Kazakhstan – 2.9%
KazMunayGaz National Co.
6.38%, 4/09/21(a)	3,167,000	3,349,102
Mexico – 11.6%
Cemex Finance LLC
9.50%, 12/14/16	1,848,000	1,966,965
Cemex SAB de CV
6.50%, 12/10/19(b)	1,200,000	1,167,000

Grupo Bimbo SAB de CV
4.50%, 1/25/22	$2,848,000	$2,863,878
Mexichem SAB de CV
4.88%, 9/19/22(a)	4,150,000	3,958,062
Southern Copper Corp.
5.25%, 11/08/42	4,500,000	3,534,188

Total Mexico		13,490,093
Peru – 1.8%
Volcan Cia Minera S.A.A.
5.38%, 2/02/22	2,246,000	2,100,010
Qatar – 2.8%
Qtel International Finance Ltd.
4.75%, 2/16/21(a)	3,156,000	3,277,506
Russia – 28.9%
Alliance Oil Co. Ltd.
7.00%, 5/04/20(b)	1,400,000	1,389,500
EDC Finance Ltd.
4.88%, 4/17/20(b)	1,200,000	1,104,000
EuroChem Mineral & Chemical Co. OJSC
5.13%, 12/12/17(a)	3,200,000	3,132,000
Evraz Group S.A.
6.75%, 4/27/18(a)	3,776,000	3,634,400
Gazprom OAO Via Gaz Capital S.A.
4.95%, 5/23/16(a)	3,491,000	3,687,369
LUKOIL International Finance B.V.
6.13%, 11/09/20	3,598,000	3,789,144
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.15%, 3/06/17(a)	3,520,000	3,484,800
Severstal OAO Via Steel Capital S.A.
6.70%, 10/25/17(a)	2,142,000	2,283,907
Sibur Securities Ltd.
3.91%, 1/31/18(a)	3,200,000	3,028,000
TNK-BP Finance S.A.
7.25%, 2/02/20	3,118,000	3,484,365
VimpelCom Holdings B.V.
7.50%, 3/01/22	4,642,000	4,711,630

Total Russia		33,729,115
South Africa – 2.0%
AngloGold Ashanti Holdings PLC
8.50%, 7/30/20	2,350,000	2,339,719
Venezuela – 2.5%
Petroleos de Venezuela S.A.
8.50%, 11/02/17	3,268,200	2,944,239
TOTAL FOREIGN CORPORATE BONDS (Cost: $119,039,585)		110,502,871
FOREIGN GOVERNMENT AGENCIES – 3.2%
United Arab Emirates – 3.2%
MDC-GMTM B.V.
5.50%, 4/20/21
(Cost: $3,840,385)	3,456,000	3,788,640

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	33

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2013

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 26.4%
United States – 26.4%
Dreyfus Institutional Preferred Money Market Fund, 0.06%(c)
(Cost: $30,772,606)(d)	30,772,606	$30,772,606
TOTAL INVESTMENTS IN SECURITIES – 124.3%
(Cost: $153,652,576)		145,064,117
Liabilities in Excess of Cash and Other Assets – (24.3)%		(28,318,533)

NET ASSETS – 100.0%		$116,745,584
(a)	Security, or portion thereof, was on loan at August 31, 2013.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of August 31, 2013.

(d)

At August 31, 2013, the total market value of the Fund’s securities on loan was $30,847,939 and the total market value of the collateral held by the Fund was $31,709,520. The total market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $936,914.

See Notes to Financial Statements.

34	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2013

Investments	Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS – 83.9%
Brazil – 5.9%
Federal Republic of Brazil
12.50%, 1/05/16(a)	19,199,000	BRL	$8,629,535
12.50%, 1/05/22	39,426,000	BRL	18,658,190
10.25%, 1/10/28	10,974,000	BRL	4,593,274
Letra Tesouro Nacional
9.69%, 1/01/15(b)	8,595,000	BRL	3,159,910
9.86%, 7/01/16(b)	41,391,000	BRL	12,720,141
Nota do Tesouro Nacional
10.00%, 1/01/17	13,422,000	BRL	5,379,720
10.00%, 1/01/21	44,935,000	BRL	17,163,624
10.00%, 1/01/23	40,296,000	BRL	15,090,957

Total Brazil			85,395,351
Chile – 3.6%
Bonos del Banco Central de Chile en Pesos
6.00%, 1/01/17	4,355,000,000	CLP	8,792,403
6.00%, 3/01/23	1,525,000,000	CLP	3,166,325
Republic of Chile
6.00%, 3/01/18	1,420,000,000	CLP	2,813,742
5.50%, 8/05/20(a)	18,751,500,000	CLP	37,625,107

Total Chile			52,397,577
China – 3.5%
China Government Bond
2.38%, 7/19/14	9,400,000	CNY	1,532,631
3.30%, 10/27/14	1,460,000	CNY	240,430
1.80%, 12/01/15	62,000,000	CNY	9,910,715
1.40%, 8/18/16	38,000,000	CNY	5,950,528
2.56%, 6/29/17	61,000,000	CNY	9,855,192
2.48%, 12/01/20	56,000,000	CNY	8,785,267
2.36%, 8/18/21	54,500,000	CNY	8,420,927
3.10%, 6/29/22	31,500,000	CNY	5,060,281

Total China			49,755,971
Colombia – 3.4%
Republic of Colombia
12.00%, 10/22/15	30,401,000,000	COP	17,844,850
7.75%, 4/14/21	35,116,000,000	COP	20,562,607
4.38%, 3/21/23	677,000,000	COP	312,911
9.85%, 6/28/27	15,474,000,000	COP	10,323,458

Total Colombia			49,043,826
Indonesia – 9.8%
Indonesia Government
11.00%, 10/15/14, Series FR26	75,811,000,000	IDR	7,198,192
9.50%, 6/15/15, Series FR27	148,891,000,000	IDR	14,056,292
10.75%, 5/15/16, Series FR30	49,065,000,000	IDR	4,818,497
7.38%, 9/15/16, Series FR55	178,000,000,000	IDR	16,113,760
6.25%, 4/15/17, Series FR60	69,517,000,000	IDR	6,081,439
10.00%, 7/15/17, Series FR28	50,000,000,000	IDR	4,912,775
5.25%, 5/15/18, Series FR66	198,735,000,000	IDR	16,435,330
11.00%, 11/15/20, Series FR31	139,526,000,000	IDR	14,673,586
8.25%, 7/15/21, Series FR53	103,330,000,000	IDR	9,426,601
7.00%, 5/15/22, Series FR61	226,164,000,000	IDR	18,994,172

8.38%, 9/15/26, Series FR56	159,398,000,000	IDR	$14,189,619
8.25%, 6/15/32, Series FR58	166,909,000,000	IDR	14,470,506

Total Indonesia			141,370,769
Malaysia – 10.5%
Malaysian Government
3.43%, 8/15/14, Series 0211	79,121,000	MYR	24,169,487
3.84%, 8/12/15, Series 0110	65,163,000	MYR	20,075,203
3.81%, 2/15/17, Series 0207	35,326,000	MYR	10,808,439
4.01%, 9/15/17, Series 0210	38,808,000	MYR	11,968,164
3.31%, 10/31/17, Series 0512	42,609,000	MYR	12,805,803
4.38%, 11/29/19, Series 0902	98,452,000	MYR	30,807,391
3.42%, 8/15/22, Series 0112	79,151,000	MYR	22,871,127
4.39%, 4/15/26, Series 0311	58,070,000	MYR	18,025,168

Total Malaysia			151,530,782
Mexico – 6.9%
Mexican Bonos Desarr
9.50%, 12/18/14, Series MI10	174,575,000	MXN	13,971,452
8.00%, 12/17/15, Series M10	110,000,000	MXN	8,891,076
7.75%, 12/14/17, Series M10	238,920,000	MXN	19,587,790
8.50%, 12/13/18, Series M10	243,388,000	MXN	20,731,984
6.50%, 6/10/21, Series M	396,552,000	MXN	30,515,763
7.75%, 5/29/31, Series M	69,563,000	MXN	5,525,877

Total Mexico			99,223,942
Peru – 3.5%
Republic of Peru
9.91%, 5/05/15	9,052,000	PEN	3,508,206
8.60%, 8/12/17	25,208,000	PEN	10,168,453
7.84%, 8/12/20	43,564,000	PEN	17,438,937
8.20%, 8/12/26	13,675,000	PEN	5,807,080
6.95%, 8/12/31	19,481,000	PEN	6,938,052
6.90%, 8/12/37	16,279,000	PEN	5,696,491

Total Peru			49,557,219
Philippines – 3.6%
Republic of Philippines
7.88%, 2/19/19, Series 1048	260,400,000	PHP	7,234,694
4.95%, 1/15/21	1,073,000,000	PHP	25,396,539
3.90%, 11/26/22	206,000,000	PHP	4,595,740
6.25%, 1/14/36	201,000,000	PHP	4,957,399
7.63%, 9/29/36, Series 25-9	322,950,000	PHP	9,767,145

Total Philippines			51,951,517
Poland – 6.9%
Poland Government Bond
5.75%, 4/25/14, Series 0414	70,586,000	PLN	22,237,571
4.75%, 4/25/17, Series 0417	123,975,000	PLN	39,861,002
5.50%, 10/25/19, Series 1019	59,727,000	PLN	19,928,646
5.25%, 10/25/20, Series 1020	16,901,000	PLN	5,560,994
5.75%, 9/23/22, Series 0922	36,598,000	PLN	12,412,800

Total Poland			100,001,013

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	35

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2013

Investments	Principal Amount		Value

Russia – 6.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA
8.70%, 3/17/16	235,300,000	RUB	$7,145,975
Russian Foreign Bond
7.85%, 3/10/18	835,000,000	RUB	25,981,706
Russian Government Bond — OFZ
6.88%, 7/15/15, Series 5075	86,620,000	RUB	2,633,999
7.35%, 1/20/16, Series 5077	586,650,000	RUB	18,050,898
6.80%, 12/11/19, Series 6210	466,760,000	RUB	13,882,406
7.60%, 7/20/22, Series 6209	422,790,000	RUB	12,841,248
Russian Railways Via Rzd Capital PLC
8.30%, 4/02/19	227,800,000	RUB	6,877,641

Total Russia			87,413,873
South Africa – 4.8%
Republic of South Africa
8.25%, 9/15/17, Series R203	227,103,000	ZAR	22,880,389
7.25%, 1/15/20, Series R207	221,452,000	ZAR	21,000,206
10.50%, 12/21/26, Series R186(a)	137,980,000	ZAR	15,667,797
6.25%, 3/31/36, Series R209	143,138,600	ZAR	10,128,164

Total South Africa			69,676,556
South Korea – 4.9%
Korea Treasury Bond
4.50%, 3/10/15, Series 1503	26,818,410,000	KRW	24,796,804
2.75%, 9/10/17, Series 1709	28,870,000,000	KRW	25,686,459
5.00%, 6/10/20, Series 2006	2,812,280,000	KRW	2,781,605
3.75%, 6/10/22, Series 2206	18,500,000,000	KRW	17,000,118

Total South Korea			70,264,986
Thailand – 4.8%
Thailand Government Bond
3.13%, 12/11/15	463,106,000	THB	14,412,854
4.13%, 11/18/16	381,920,000	THB	12,176,556
2.80%, 10/10/17	352,366,000	THB	10,676,569
5.13%, 3/13/18	445,205,000	THB	14,678,584
3.65%, 12/17/21	391,458,000	THB	11,775,115
3.58%, 12/17/27	200,167,000	THB	5,691,409

Total Thailand			69,411,087
Turkey – 5.7%
Turkey Government Bond
10.00%, 6/17/15	59,313,000	TRY	29,303,663
9.00%, 1/27/16	46,388,000	TRY	22,440,117
10.50%, 1/15/20	32,004,000	TRY	16,243,414
9.50%, 1/12/22	30,827,000	TRY	14,693,208

Total Turkey			82,680,402
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,415,139,950)			1,209,674,871
SUPRANATIONAL BONDS – 10.7%
Brazil – 3.9%
European Investment Bank
6.00%, 1/25/16	27,398,000	BRL	10,670,145

International Bank for Reconstruction & Development
10.00%, 1/21/15	13,145,000	BRL	$5,566,110
7.00%, 4/13/15	19,545,000	BRL	7,923,404
International Finance Corp.
5.00%, 12/21/15	69,910,000	BRL	26,567,682
Nordic Investment Bank
8.01%, 5/21/15	13,000,000	BRL	5,293,131

Total Brazil			56,020,472
Indonesia – 0.2%
Inter-American Development Bank
4.50%, 2/04/16	26,400,000,000	IDR	2,174,531
Mexico – 2.8%
Inter-American Development Bank
8.00%, 1/26/16	21,632,000	MXN	1,775,502
7.50%, 12/05/24	128,268,000	MXN	10,435,705
International Bank for Reconstruction & Development
6.50%, 9/11/13	78,939,000	MXN	5,922,169
4.63%, 11/17/15	69,711,000	MXN	5,337,444
7.50%, 3/05/20	76,245,000	MXN	6,435,028
International Finance Corp.
6.00%, 1/28/16	140,450,000	MXN	11,009,210

Total Mexico			40,915,058
Russia – 1.1%
European Bank for Reconstruction & Development
6.50%, 2/09/15	59,610,000	RUB	1,814,093
6.75%, 5/12/17	111,150,000	RUB	3,374,584
European Investment Bank
6.50%, 12/15/15	122,700,000	RUB	3,703,696
6.50%, 9/30/16	62,300,000	RUB	1,883,610
6.75%, 6/13/17	115,470,000	RUB	3,483,399
International Bank for Reconstruction & Development
5.25%, 11/24/14	41,550,000	RUB	1,239,526

Total Russia			15,498,908
South Africa – 1.9%
European Investment Bank
8.50%, 11/04/14	75,260,000	ZAR	7,551,199
7.50%, 6/01/16	57,055,000	ZAR	5,626,778
9.00%, 12/21/18	60,335,000	ZAR	6,170,360
6.00%, 10/21/19	72,940,000	ZAR	6,452,138
International Bank for Reconstruction & Development
8.75%, 3/01/17	18,440,000	ZAR	1,881,454

Total South Africa			27,681,929
Turkey – 0.8%
European Investment Bank
9.63%, 4/01/15	15,000,000	TRY	7,456,566
7.25%, 1/25/16	3,245,000	TRY	1,544,927
14.00%, 7/05/16	4,510,000	TRY	2,472,451

See Notes to Financial Statements.

36	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2013

Investments	Principal Amount		Value

KFW
7.75%, 12/16/13	780,000	TRY	$383,326

Total Turkey			11,857,270
TOTAL SUPRANATIONAL BONDS (Cost: $178,916,980)			154,148,168
REPURCHASE AGREEMENT – 2.1%
United States – 2.1%
Citigroup, Inc., tri-party repurchase agreement dated 8/30/13, 0.05% due 9/03/13; Proceeds at maturity – $30,000,233 (fully collateralized by Ginnie Mae, 3.00% due 9/20/42; Market value – $31,500,070)
(Cost: $30,000,067)	30,000,067		30,000,067
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.4%
United States – 1.4%
Dreyfus Institutional Preferred Money Market Fund, 0.06%(c)
(Cost: $20,338,525)(d)	20,338,525		20,338,525
TOTAL INVESTMENTS IN SECURITIES – 98.1% (Cost: $1,644,395,522)			1,414,161,631
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.9%			28,047,487

NET ASSETS – 100.0%			$1,442,209,118

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

BRL – Brazilian real

CLP – Chilean peso

CNY – Chinese yuan

COP – Colombian peso

IDR – Indonesian rupiah

KRW – South Korean won

MXN – Mexican peso

MYR – Malaysian ringgit

PEN – Peruvian nuevo sol

PHP – Philippines peso

PLN – Polish zloty

RUB – Russian ruble

THB – Thai baht

TRY – Turkish new lira

ZAR – South African rand

(a)	Security, or portion thereof, was on loan at August 31, 2013.
(b)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2013.
(c)	Rate shown represents annualized 7-day yield as of August 31, 2013.
(d)	At August 31, 2013, the total market value of the Fund’s securities on loan was $18,833,532 and the total market value of the collateral held by the Fund was $20,338,525.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	37

Schedule of Investments

WisdomTree Euro Debt Fund (EU)

August 31, 2013

Investments	Principal Amount		Value

FOREIGN GOVERNMENT AGENCIES – 4.8%
Luxembourg – 4.8%
European Financial Stability Facility
2.75%, 7/18/16	105,000	EUR	$146,764
3.38%, 7/05/21	45,000	EUR	65,297

TOTAL FOREIGN GOVERNMENT AGENCIES
(Cost: $207,833)			212,061
FOREIGN GOVERNMENT OBLIGATIONS – 64.9%
Austria – 4.7%
Republic of Austria
3.50%, 7/15/15	30,000	EUR	41,965
4.65%, 1/15/18, Series 2	45,000	EUR	68,505
3.90%, 7/15/20	65,000	EUR	98,158

Total Austria			208,628
Belgium – 10.1%
Belgium Kingdom
3.50%, 6/28/17, Series 63	50,000	EUR	71,858
3.75%, 9/28/20, Series 58	115,000	EUR	168,539
European Union
3.38%, 5/10/19	140,000	EUR	205,544

Total Belgium			445,941
Denmark – 4.2%
Kingdom of Denmark
1.75%, 10/05/15	70,000	EUR	95,049
2.75%, 3/16/16	65,000	EUR	90,778

Total Denmark			185,827
Finland – 3.9%
Finnish Government Bond
3.50%, 4/15/21	70,000	EUR	103,748
4.00%, 7/04/25	45,000	EUR	69,184

Total Finland			172,932
France – 13.5%
France Government Bond OAT
4.00%, 4/25/18	65,000	EUR	96,770
4.25%, 4/25/19	150,000	EUR	228,101
3.50%, 4/25/20	185,000	EUR	271,843

Total France			596,714
Germany – 9.6%
Bundesrepublik Deutschland
3.25%, 7/04/21	80,000	EUR	119,618
4.75%, 7/04/28, Series 98	176,000	EUR	301,649

Total Germany			421,267
Luxembourg – 4.4%
Luxembourg Government Bond
3.75%, 12/04/13	35,000	EUR	46,562
3.38%, 5/18/20	100,000	EUR	146,282

Total Luxembourg			192,844

Netherlands – 9.7%
Netherlands Government Bond
4.50%, 7/15/17	70,000	EUR	$104,921
4.00%, 7/15/18	60,000	EUR	89,741
3.50%, 7/15/20	55,000	EUR	81,248
5.50%, 1/15/28	85,000	EUR	150,183

Total Netherlands			426,093
Sweden – 4.8%
Kingdom of Sweden
0.88%, 9/02/13	20,000	EUR	26,373
3.13%, 5/07/14	70,000	EUR	94,156
0.63%, 2/20/15	70,000	EUR	92,853

Total Sweden			213,382
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $2,821,629)			2,863,628
SUPRANATIONAL BONDS – 28.5%
Finland – 4.7%
Nordic Investment Bank
3.00%, 4/08/14	155,000	EUR	207,930
France – 4.7%
Council of Europe Development Bank
3.00%, 7/13/20	145,000	EUR	206,497
Germany – 9.7%
KFW
4.13%, 7/04/17	110,000	EUR	163,070
5.50%, 1/22/18, Series 213	45,000	EUR	70,630
Landwirtschaftliche Rentenbank
3.75%, 2/11/16	135,000	EUR	192,220

Total Germany			425,920
Luxembourg – 9.4%
European Investment Bank
3.63%, 10/15/13	80,000	EUR	105,917
2.88%, 7/15/16	75,000	EUR	105,291
International Bank for Reconstruction & Development
3.88%, 5/20/19	137,000	EUR	205,805

Total Luxembourg			417,013
TOTAL SUPRANATIONAL BONDS
(Cost: $1,258,922)			1,257,360
TOTAL INVESTMENTS IN SECURITIES – 98.2% (Cost: $4,288,384)			4,333,049
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 1.8%			78,272

NET ASSETS – 100.0%			$4,411,321

Principal amount is reported in U.S. dollars, except for those denoted in the following currency:

EUR – Euro

See Notes to Financial Statements.

38	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Corporate Bond Fund (GLCB)

August 31, 2013

Investments	Principal Amount		Value

U.S. GOVERNMENT OBLIGATIONS – 0.5%
Treasury Note – 0.5%
U.S. Treasury Note
1.38%, 7/31/18
(Cost: $79,638)	$80,000		$79,244
CORPORATE BONDS – 47.1%
United States – 47.1%
AbbVie, Inc.
1.75%, 11/06/17	120,000		118,413
American International Group, Inc.
5.85%, 1/16/18	220,000		248,654
AT&T, Inc.
5.50%, 2/01/18	100,000		113,635
Bank of America Corp.
3.30%, 1/11/23	500,000		463,129
Caterpillar, Inc.
3.90%, 5/27/21	360,000		374,012
CCO Holdings LLC
6.63%, 1/31/22	60,000		61,200
Citigroup, Inc.
4.50%, 1/14/22	420,000		437,684
Comcast Corp.
3.13%, 7/15/22	220,000		213,361
Daimler Chrysler Group LLC
8.25%, 6/15/21	400,000		441,000
Denbury Resources, Inc.
8.25%, 2/15/20	100,000		110,500
DPL, Inc.
7.25%, 10/15/21	60,000		61,500
Energy Future Intermediate Holding Co. LLC
10.00%, 12/01/20	100,000		105,875
Foresight Energy LLC
7.88%, 8/15/21(a)	80,000		79,800
Freeport-McMoRan Copper & Gold, Inc.
2.15%, 3/01/17	380,000		372,433
General Electric Capital Corp.
6.88%, 1/10/39	280,000		340,637
Goldman Sachs Group, Inc. (The)
5.75%, 1/24/22	380,000		418,035
Kraft Foods Group, Inc.
5.00%, 6/04/42	100,000		98,493
Kratos Defense & Security Solutions, Inc.
10.00%, 6/01/17	160,000		173,600
Pacific Gas & Electric Co.
6.05%, 3/01/34	240,000		273,412
PepsiCo, Inc.
5.00%, 6/01/18	120,000		135,024
Reynolds Group Issuer, Inc.
9.00%, 4/15/19	200,000		207,500
Ryerson, Inc.
9.00%, 10/15/17(a)	200,000		208,500
Samson Investment Co.
10.25%, 2/15/20(a)(c)	100,000		105,000

Sprint Nextel Corp.
7.00%, 8/15/20	$60,000		$62,250
Taylor Morrison Communities, Inc.
7.75%, 4/15/20(a)	172,000		188,770
Tenet Healthcare Corp.
8.00%, 8/01/20	100,000		104,125
Time Warner Cable, Inc.
5.85%, 5/01/17	200,000		217,903
United Technologies Corp.
3.10%, 6/01/22	360,000		351,506
Verizon Communications, Inc.
5.50%, 2/15/18	240,000		271,156
Wells Fargo & Co.
2.10%, 5/08/17	420,000		425,468
Zayo Group LLC
8.13%, 1/01/20	60,000		65,400

TOTAL CORPORATE BONDS (Cost: $7,074,105)			6,847,975
FOREIGN CORPORATE BONDS – 45.1%
Australia – 2.5%
BHP Billiton Finance USA Ltd.
1.63%, 2/24/17	220,000		219,206
FMG Resources August 2006 Pty Ltd.
6.00%, 4/01/17(a)	140,000		143,150

Total Australia			362,356
Belgium – 2.2%
Anheuser-Busch InBev Worldwide, Inc.
5.38%, 1/15/20	280,000		320,434
Brazil – 2.8%
Petrobras International Finance Co.
5.38%, 1/27/21	200,000		195,850
Vale Overseas Ltd.
4.38%, 1/11/22	220,000		206,262

Total Brazil			402,112
Canada – 1.5%
Royal Bank of Canada
1.50%, 1/16/18	100,000		97,827
Xstrata Finance Canada Ltd.
3.60%, 1/15/17(a)	120,000		122,042

Total Canada			219,869
Colombia – 0.9%
Ecopetrol S.A.
7.63%, 7/23/19	120,000		138,000
France – 3.2%
Electricite de France S.A.
4.63%, 9/11/24	100,000	EUR	152,951
Pernod-Ricard S.A.
4.45%, 1/15/22	300,000		306,841

Total France			459,792
Germany – 3.0%
E.ON International Finance B.V.
5.50%, 10/02/17	100,000	EUR	154,097

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	39

Schedule of Investments (concluded)

WisdomTree Global Corporate Bond Fund (GLCB)

August 31, 2013

Investments	Principal Amount		Value

Volkswagen Leasing GmbH
3.25%, 5/10/18	200,000	EUR	$285,047

Total Germany			439,144
Hong Kong – 3.0%
Hutchison Whampoa International 12 II Ltd.
2.00%, 11/08/17(a)	$440,000		430,243
Italy – 4.5%
Intesa Sanpaolo SpA
3.88%, 1/16/18	460,000		447,741
Wind Acquisition Finance S.A.
11.75%, 7/15/17(a)	200,000		210,000

Total Italy			657,741
Luxembourg – 0.4%
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20	60,000		64,350
Mexico – 1.5%
Petroleos Mexicanos
5.50%, 1/21/21	200,000		212,800
Netherlands – 2.7%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.75%, 1/15/18	260,000	EUR	389,359
Russia – 4.4%
Gazprom OAO Via Gaz Capital S.A.
4.95%, 5/23/16(b)	400,000		422,500
TNK-BP Finance S.A.
7.25%, 2/02/20	200,000		223,500

Total Russia			646,000
Spain – 3.0%
Nara Cable Funding Ltd.
8.88%, 12/01/18(a)	420,000		437,850
United Kingdom – 9.5%
BP Capital Markets PLC
1.38%, 11/06/17	300,000		292,503
HSBC Bank PLC
3.88%, 10/24/18	320,000	EUR	467,433
Royal Bank of Scotland Group PLC
6.13%, 12/15/22	420,000		405,730
Tesco PLC
6.13%, 2/24/22	120,000	GBP	215,885

Total United Kingdom			1,381,551
TOTAL FOREIGN CORPORATE BONDS (Cost: $6,749,617)			6,561,601

	Shares
PREFERRED STOCK – 2.5%
United States – 2.5%
GMAC Capital Trust I
8.13%, 2/15/40(c)
(Cost: $366,987)	13,880		367,959

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.0%
United States – 3.0%
Dreyfus Institutional Preferred Money Market Fund, 0.06%(d)
(Cost: $432,680)(e)	432,680		$432,680
TOTAL INVESTMENTS IN SECURITIES – 98.2% (Cost: $14,703,027)			14,289,459
Cash, Foreign Currency and Other Assets in Excess of Liabilities -1.8%			265,702

NET ASSETS – 100.0%			$14,555,161

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

EUR – Euro

GBP – British pound

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Security, or portion thereof, was on loan at August 31, 2013.

(c)	Rate shown reflects the current rate on securities with variable or step rates.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2013.

(e)	At August 31, 2013, the total market value of the Fund’s security on loan was $425,335 and the total market value of the collateral held by the Fund was $432,680.

See Notes to Financial Statements.

40	WisdomTree Currency, Fixed Income and Alternative Funds

Schedule of Investments

WisdomTree Global Real Return Fund (RRF) (consolidated)

August 31, 2013

Investments	Principal Amount		Value
U.S. GOVERNMENT OBLIGATIONS – 52.1%
Treasury Bills – 31.2%
U.S. Treasury Bills
0.05%, 9/12/13*(a)	$419,000		$418,997
0.05%, 9/19/13*	1,000,000		999,994

Total Treasury Bills			1,418,991
Treasury Bond – 5.8%
U.S. Treasury Inflation Indexed Bond
2.38%, 1/15/25	180,000		261,669

Treasury Notes – 15.1%
U.S. Treasury Inflation Indexed Notes
2.13%, 1/15/19	120,000		146,466
1.38%, 1/15/20	230,000		268,390
1.13%, 1/15/21	240,000		271,094

Total Treasury Notes			685,950
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $2,351,296)			2,366,610
FOREIGN GOVERNMENT OBLIGATIONS – 34.4%
Australia – 3.7%
Australian Index Linked Bond
4.00%, 8/20/20, Series 20CI	102,000	AUD	166,197
Canada – 4.1%
Canadian Government Real Return Index Linked Bond
4.25%, 12/01/26, Series VS05	77,032	CAD	104,693
3.00%, 12/01/36	59,717	CAD	79,327

Total Canada			184,020
France – 4.5%
France Government Index Linked Bond
1.60%, 7/25/15, Series OATe	55,000	EUR	90,843
2.10%, 7/25/23, Series OATi	70,000	EUR	115,079

Total France			205,922
Mexico – 5.0%
Mexican Udibonos
4.00%, 6/13/19	1,288,085	MXN	108,415
4.50%, 12/04/25	1,238,543	MXN	117,270

Total Mexico			225,685
South Africa – 4.2%
Republic of South Africa Index Linked Bond
2.50%, 1/31/17, Series R211	882,965	ZAR	92,973
5.50%, 12/07/23, Series R197	759,526	ZAR	99,886

Total South Africa			192,859
Sweden – 4.4%
Swedish Government Index Linked Bond
4.00%, 12/01/20, Series 3102	840,000	SEK	201,024
Turkey – 3.7%
Turkey Government Index Linked Bond
4.50%, 2/11/15	136,570	TRY	68,444
4.00%, 4/01/20	202,597	TRY	100,789

Total Turkey			169,233
United Kingdom – 4.8%
U.K. Treasury Index Linked Gilt
1.25%, 11/22/27	50,000	GBP	$118,357
1.25%, 11/22/32	45,000	GBP	99,152

Total United Kingdom			217,509
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $1,701,398)			1,562,449
SUPRANATIONAL BOND – 3.7%
Brazil – 3.7%
Morgan Stanley, Inflation Linked 5.40%, 5/15/15(b)
(Cost: $220,992)	350,000	BRL	167,084
TOTAL INVESTMENTS IN SECURITIES – 90.2% (Cost: $4,273,686)			4,096,143
Cash, Foreign Currency and Other Assets in Excess of Liabilities – 9.8%			442,862

NET ASSETS – 100.0%			$4,539,005

Principal amount is reported in U.S. dollars, except for those denoted in the following currencies:

AUD – Australian dollar

BRL – Brazilian real

CAD – Canadian dollar

EUR – Euro

GBP – British pound

MXN – Mexican peso

SEK – Swedish krona

TRY – Turkish new lira

ZAR – South African rand

*	Interest rate shown reflects the discount rate at time of purchase.
(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.
(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	41

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WDTI) (consolidated)

August 31, 2013

Investments	Principal Amount	Value
U.S. GOVERNMENT OBLIGATIONS – 85.6%
Treasury Bills – 85.6%
U.S. Treasury Bills
0.04%, 9/12/13*(a)	$2,250,000	$2,249,984
0.01%, 9/19/13*	4,700,000	4,699,974
0.03%, 10/03/13*	115,000,000	114,996,792
TOTAL INVESTMENTS IN SECURITIES – 85.6% (Cost: $121,946,837)		121,946,750
Cash and Other Assets in Excess of Liabilities – 14.4%		20,584,508

NET ASSETS – 100.0%		$142,531,258
*	Interest rate shown reflects the discount rate at time of purchase.

(a)	All or a portion of this security is held by the broker as collateral for open futures contracts.

See Notes to Financial Statements.

42	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Assets and Liabilities

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2013

	WisdomTree Brazilian Real Fund	WisdomTree Chinese Yuan Fund	WisdomTree Commodity Currency Fund	WisdomTree Emerging Currency Fund	WisdomTree Indian Rupee Fund
ASSETS:

Investments, at cost	$41,339,471	$216,112,586	$15,450,633	$196,016,284	$29,371,653

Foreign currency, at cost	—	10,978	—	—	—
Investments in securities, at value (including repurchase agreements of $3,940,029, $27,444,092, $50,845, $2,720,155 and $7,274,956, respectively) (Note 2)	41,339,451	216,088,604	15,450,626	196,016,187	29,371,641

Cash	213,494	1,101,016	124,476	1,000,832	143,396

Deposits at broker for forward foreign currency contracts	1,150,000	20,000	280,000	4,070,000	2,350,000

Foreign currency, at value	—	11,069	—	—	—

Unrealized appreciation on forward foreign currency contracts	391,052	3,155,454	12,210	409,429	3,093

Receivables:

Interest	11	20,830	—	8	20

Capital shares sold	—	—	—	—	3,581,130
Total Assets	43,094,008	220,396,973	15,867,312	201,496,456	35,449,280
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	2,682,282	56,956	112,535	6,810,237	3,207,667

Payables:

Capital shares purchased	—	5,239,351	—	1,964,152	—

Advisory fees (Note 3)	14,752	84,936	7,464	93,120	11,328

Service fees (Note 2)	144	831	59	745	111
Total Liabilities	2,697,178	5,382,074	120,058	8,868,254	3,219,106
NET ASSETS	$40,396,830	$215,014,899	$15,747,254	$192,628,202	$32,230,174
NET ASSETS:

Paid-in capital	$103,775,516	$206,305,778	$22,505,752	$237,688,113	$40,063,276

Accumulated net investment loss	(139,745)	—	(68,128)	(908,669)	(61,635)

Undistributed net investment income	—	1,801,655	—	—	—

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(60,947,690)	3,832,864	(6,590,038)	(37,750,337)	(4,566,881)

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(2,291,251)	3,074,602	(100,332)	(6,400,905)	(3,204,586)
NET ASSETS	$40,396,830	$215,014,899	$15,747,254	$192,628,202	$32,230,174
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,400,000	8,200,000	800,000	9,800,000	1,800,000
Net asset value per share	$16.83	$26.22	$19.68	$19.66	$17.91

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	43

Statements of Assets and Liabilities (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2013

	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Euro Debt Fund
ASSETS:

Investments, at cost	$521,121,457	$46,312,577	$153,652,576	$1,644,395,522	$4,288,384

Foreign currency, at cost	796,969	721,550	—	3,450,489	92,375
Investments in securities, at value (including repurchase agreements of $48,582,079, $0, $0, $30,000,067 and $0, respectively and securities on loan) (Note 2)[1]	468,251,826	39,897,774	145,064,117	1,414,161,631	4,333,049

Cash	17,297,693	4,418	4,507,826	24,885,378	3,813

Deposits at broker for forward foreign currency contracts	—	—	—	1,510,000	—

Foreign currency, at value	797,132	710,678	—	3,346,725	93,816

Unrealized appreciation on forward foreign currency contracts	46,581	—	—	2,247,210	—

Receivables:

Interest	5,471,890	614,471	1,846,602	25,959,021	49,298

Investment securities sold	2,435,042	—	—	4,113,490	—

Foreign tax reclaims	20,763	—	—	10,724	—
Total Assets	494,320,927	41,227,341	151,418,545	1,476,234,179	4,479,976
LIABILITIES:

Unrealized depreciation on forward foreign currency contracts	995,221	7	—	3,662,762	—

Payables:

Forward foreign currency contract	—	—	—	139,455	—

Investment of cash collateral for securities loan (Note 2)	—	—	30,772,606	20,338,525	—

Investment securities purchased	—	379,770	3,838,535	—	67,308

Capital shares purchased	—	—	—	9,157,305	—

Advisory fees (Note 3)	234,821	16,506	61,370	721,244	1,330

Service fees (Note 2)	1,878	161	450	5,770	17
Total Liabilities	1,231,920	396,444	34,672,961	34,025,061	68,655
NET ASSETS	$493,089,007	$40,830,897	$116,745,584	$1,442,209,118	$4,411,321
NET ASSETS:

Paid-in capital	$547,053,069	$50,704,194	$124,178,393	$1,674,177,815	$4,328,562

Undistributed (Distributions in excess of) net investment income	417,677	(13,008)	79,608	(313,476)	3,700

Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(260,619)	(3,401,629)	1,076,042	1,426,982	32,601

Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(54,121,120)	(6,458,660)	(8,588,459)	(233,082,203)	46,458
NET ASSETS	$493,089,007	$40,830,897	$116,745,584	$1,442,209,118	$4,411,321
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	10,400,000	2,100,000	1,600,000	31,400,000	200,000
Net asset value per share	$47.41	$19.44	$72.97	$45.93	$22.06
[1]	Market value of securities out on loan were as follows: $0, $0, $30,847,939, $18,833,532 and $0, respectively.

See Notes to Financial Statements.

44	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Assets and Liabilities (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

August 31, 2013

	WisdomTree Global Corporate Bond Fund	WisdomTree Global Real Return Fund[1]	WisdomTree Managed Futures Strategy Fund[1]
ASSETS:

Investments, at cost	$14,703,027	$4,273,686	$121,946,837

Foreign currency, at cost	9,827	1,718	—
Investments in securities, at value (including securities on loan) (Note 2)[2]	14,289,459	4,096,143	121,946,750

Cash	515,267	312,625	16,757,059

Deposits at broker for swap contracts	—	110,000	3,930,000

Deposits at broker for forward foreign currency contracts	—	—	700,000

Foreign currency, at value	9,972	1,675	—

Unrealized appreciation on forward foreign currency contracts	11,218	—	29,253

Receivables:

Interest	169,081	16,123	—

Swap contracts	—	15,736	—

Variation margin on futures contracts	—	—	141,862
Total Assets	14,994,997	4,552,302	143,504,924
LIABILITIES:

Unrealized depreciation on swap contracts	—	9,264	156,261

Unrealized depreciation on forward foreign currency contracts	1,518	—	554,560

Payables:

Investment of cash collateral for securities loan (Note 2)	432,680	—	—

Advisory fees (Note 3)	5,583	2,336	113,843

Service fees (Note 2)	55	17	527

Variation margin on futures contracts	—	1,680	148,475
Total Liabilities	439,836	13,297	973,666
NET ASSETS	$14,555,161	$4,539,005	$142,531,258
NET ASSETS:

Paid-in capital	$14,930,303	$4,681,932	$155,168,044

Accumulated net investment loss	—	—	(644,907)

Undistributed net investment income	4,545	23,849	—

Accumulated net realized gain (loss) on investments, swap contracts, futures contracts, forward foreign currency contracts and foreign currency related transactions	24,274	13,896	(11,691,877)

Net unrealized depreciation on investments, swap contracts, futures contracts, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(403,961)	(180,672)	(300,002)
NET ASSETS	$14,555,161	$4,539,005	$142,531,258
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	200,000	100,000	3,400,000
Net asset value per share	$72.78	$45.39	$41.92
[1]	Consolidated.

[2]	Market value of securities out on loan were as follows: $425,335, $0, and $0, respectively.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	45

Statements of Operations

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2013

	WisdomTree Brazilian Real Fund	WisdomTree Chinese Yuan Fund	WisdomTree Commodity Currency Fund	WisdomTree Emerging Currency Fund	WisdomTree Indian Rupee Fund
INVESTMENT INCOME:

Interest	$35,780	$1,091,429	$15,359	$214,015	$14,144
Total investment income	35,780	1,091,429	15,359	214,015	14,144
EXPENSES:

Advisory fees (Note 3)	244,748	1,045,069	120,081	1,529,057	93,180

Service fees (Note 2)	2,393	10,218	961	12,232	911
Total expenses	247,141	1,055,287	121,042	1,541,289	94,091
Net investment income (loss)	(211,361)	36,142	(105,683)	(1,327,274)	(79,947)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	20	1,900,537	11	204	(135)

Forward foreign currency contracts and foreign currency related transactions	(854,052)	4,691,447	(988,815)	380,176	(710,266)
Net realized gain (loss)	(854,032)	6,591,984	(988,804)	380,380	(710,401)
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(1,894)	(146,876)	53	(4,510)	(29)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(3,435,331)	4,401,250	56,302	(6,685,408)	(3,254,332)
Net change in unrealized appreciation (depreciation)	(3,437,225)	4,254,374	56,355	(6,689,918)	(3,254,361)
Net realized and unrealized gain (loss) on investments	(4,291,257)	10,846,358	(932,449)	(6,309,538)	(3,964,762)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,502,618)	$10,882,500	$(1,038,132)	$(7,636,812)	$(4,044,709)

See Notes to Financial Statements.

46	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Operations (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year Ended August 31, 2013

	WisdomTree Asia Local Debt Fund	WisdomTree Australia & New Zealand Debt Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund	WisdomTree Euro Debt Fund
INVESTMENT INCOME:

Interest[1]	$14,166,770	$2,146,474	$5,282,295	$80,322,131	$83,791

Securities lending income (Note 2)	1,560	—	43,358	73,270	—
Total investment income	14,168,330	2,146,474	5,325,653	80,395,401	83,791
EXPENSES:

Advisory fees (Note 3)	2,695,955	257,805	662,216	9,084,773	15,716

Service fees (Note 2)	21,568	2,521	4,856	72,678	198
Total expenses	2,717,523	260,326	667,072	9,157,451	15,914
Net investment income	11,450,807	1,886,148	4,658,581	71,237,950	67,877
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	3,249,168	(337,830)	1,153,208	3,786,080	(27,166)

In-kind redemptions	(2,440,819)	(1,540,765)	(157,116)	(37,219,486)	—

Forward foreign currency contracts and foreign currency related transactions	(112,702)	(108,078)	—	(3,265,993)	4,322
Net realized gain (loss)	695,647	(1,986,673)	996,092	(36,699,399)	(22,844)
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(42,061,954)	(7,574,637)	(10,701,358)	(183,589,011)	134,897

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(1,703,830)	(47,558)	—	(3,426,675)	5
Net change in unrealized appreciation (depreciation)	(43,765,784)	(7,622,195)	(10,701,358)	(187,015,686)	134,902
Net realized and unrealized gain (loss) on investments	(43,070,137)	(9,608,868)	(9,705,266)	(223,715,085)	112,058
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,619,330)	$(7,722,720)	$(5,046,685)	$(152,477,135)	$179,935
[1]	Net of foreign withholding tax of $536,131, $7,884, $0, $1,868,099 and $0, respectively.

[2]	Net foreign capital gains tax withheld of $4,725, $0, $0, $43,001 and $0, respectively.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	47

Statements of Operations (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

For the Year or Period Ended August 31, 2013

	WisdomTree Global Corporate Bond Fund[1]	WisdomTree Global Real Return Fund[2]	WisdomTree Managed Futures Strategy Fund[2]
INVESTMENT INCOME:

Dividends	$14,097	$—	$—

Interest	197,774	102,232	69,250

Securities lending income (Note 2)	560	—	—
Total investment income	212,431	102,232	69,250
EXPENSES:

Advisory fees (Note 3)	29,188	28,714	1,221,703

Service fees (Note 2)	257	211	5,659
Total expenses	29,445	28,925	1,227,362
Expense waivers (Note 3)	(2,919)	—	—
Net expenses	26,526	28,925	1,227,362
Net investment income (loss)	185,905	73,307	(1,158,112)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	3,321	12,202	139

Swap contracts	—	14,862	773,575

Futures contracts	—	(29,085)	(1,364,729)

Forward foreign currency contracts and foreign currency related transactions	25,595	(468)	3,114,839
Net realized gain (loss)	28,916	(2,489)	2,523,824
Net change in unrealized appreciation (depreciation) from:

Investment transactions	(413,568)	(303,654)	109

Swap contracts	—	(17,609)	(242,334)

Futures contracts	—	(839)	(551,878)

Forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	9,607	(1,193)	(400,287)
Net change in unrealized depreciation	(403,961)	(323,295)	(1,194,390)
Net realized and unrealized gain (loss) on investments	(375,045)	(325,784)	1,329,434
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(189,140)	$(252,477)	$171,322
[1]	The Fund commenced operations on January 31, 2013.

[2]	Consolidated.

See Notes to Financial Statements.

48	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Brazilian Real Fund		WisdomTree Chinese Yuan Fund		WisdomTree Commodity Currency Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(211,361)	$(450,950)	$36,142	$(920,872)	$(105,683)	$(195,386)

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(854,032)	(65,202,439)	6,591,984	7,128,056	(988,804)	(4,293,548)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(3,437,225)	6,206,104	4,254,374	(7,300,448)	56,355	(1,601,460)
Net increase (decrease) in net assets resulting from operations	(4,502,618)	(59,447,285)	10,882,500	(1,093,264)	(1,038,132)	(6,090,394)
DISTRIBUTIONS:
Capital gains	—	(25,195,148)	(1,872,010)	(10,040,030)	—	(9,617,534)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	3,332,185	4,311,095	26,086,170	35,880,965	—	2,764,841

Cost of shares redeemed	(22,374,520)	(336,980,034)	(87,464,328)	(325,247,645)	(8,331,087)	(42,500,144)
Net decrease in net assets resulting from capital share transactions	(19,042,335)	(332,668,939)	(61,378,158)	(289,366,680)	(8,331,087)	(39,735,303)
Net Decrease in Net Assets	(23,544,953)	(417,311,372)	(52,367,668)	(300,499,974)	(9,369,219)	(55,443,231)
NET ASSETS:

Beginning of year	$63,941,783	$481,253,155	$267,382,567	$567,882,541	$25,116,473	$80,559,704

End of year	$40,396,830	$63,941,783	$215,014,899	$267,382,567	$15,747,254	$25,116,473
Accumulated net investment loss included in net assets at end of year	$(139,745)	$(194,379)	$—	$—	$(68,128)	$(102,383)
Undistributed net investment income included in net assets at end of year	$—	$—	$1,801,655	$—	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,400,000	16,600,000	10,600,000	22,000,000	1,200,000	2,900,004

Shares created	200,000	200,000	1,000,000	1,400,000	—	100,000

Shares redeemed	(1,200,000)	(13,400,000)	(3,400,000)	(12,800,000)	(400,000)	(1,800,004)
Shares outstanding, end of year	2,400,000	3,400,000	8,200,000	10,600,000	800,000	1,200,000

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	49

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Emerging Currency Fund		WisdomTree Indian Rupee Fund		WisdomTree Asia Local Debt Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(1,327,274)	$(1,644,529)	$(79,947)	$(68,208)	$11,450,807	$10,815,908

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	380,380	(47,039,558)	(710,401)	(3,856,466)	695,647	(6,431,727)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(6,689,918)	13,138,967	(3,254,361)	962,627	(43,765,784)	(29,030,849)
Net decrease in net assets resulting from operations	(7,636,812)	(35,545,120)	(4,044,709)	(2,962,047)	(31,619,330)	(24,646,668)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	—	—	—	—	(12,592,858)	(5,252,991)

Capital gains	—	(18,712,971)	—	(2,624,184)	(2,461,230)	—
Total dividends and distributions	—	(18,712,971)	—	(2,624,184)	(15,054,088)	(5,252,991)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	65,386,888	44,287,261	22,409,574	6,835,909	152,469,967	63,870,347

Cost of shares redeemed	(139,643,101)	(300,918,511)	(4,407,770)	(7,080,979)	(35,578,600)	(271,185,914)
Net increase (decrease) in net assets resulting from capital share transactions	(74,256,213)	(256,631,250)	18,001,804	(245,070)	116,891,367	(207,315,567)
Net Increase (Decrease) in Net Assets	(81,893,025)	(310,889,341)	13,957,095	(5,831,301)	70,217,949	(237,215,226)
NET ASSETS:

Beginning of year	$274,521,227	$585,410,568	$18,273,079	$24,104,380	$422,871,058	$660,086,284

End of year	$192,628,202	$274,521,227	$32,230,174	$18,273,079	$493,089,007	$422,871,058
Accumulated net investment loss included in net assets at end of year	$(908,669)	$(550,111)	$(61,635)	$(41,995)	$—	$—
Undistributed net investment income included in net assets at end of year	$—	$—	$—	$—	$417,677	$626,963
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	13,500,000	25,600,000	900,000	900,000	8,200,000	12,400,002

Shares created	3,100,000	2,100,000	1,100,000	300,000	2,900,000	1,200,000

Shares redeemed	(6,800,000)	(14,200,000)	(200,000)	(300,000)	(700,000)	(5,400,002)
Shares outstanding, end of year	9,800,000	13,500,000	1,800,000	900,000	10,400,000	8,200,000

See Notes to Financial Statements.

50	WisdomTree Currency, Fixed Income and Alternative Funds

Statements of Changes in Net Assets (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Australia & New Zealand Debt Fund		WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[1]	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$1,886,148	$1,025,474	$4,658,581	$1,286,423	$71,237,950	$56,316,074

Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency related transactions	(1,986,673)	(2,060,374)	996,092	—	(36,699,399)	(20,572,567)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(7,622,195)	(411,047)	(10,701,358)	2,112,899	(187,015,686)	(83,736,883)
Net increase (decrease) in net assets resulting from operations	(7,722,720)	(1,445,947)	(5,046,685)	3,399,322	(152,477,135)	(47,993,376)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(1,246,070)	(1,008,547)	(4,619,285)	(1,255,521)	(63,721,656)	(41,647,949)

Capital gains	—	(3,657,564)	—	—	(4,207,599)	(1,076,270)

Return of capital	(331,926)	—	—	—	—	—
Total dividends and distributions	(1,577,996)	(4,666,111)	(4,619,285)	(1,255,521)	(67,929,255)	(42,724,219)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	36,428,309	20,079,540	71,767,998	59,959,360	979,158,008	230,110,323

Cost of shares redeemed	(31,376,097)	(21,502,070)	(7,459,755)	—	(513,626,313)	(358,014,383)
Net increase (decrease) in net assets resulting from capital share transactions	5,052,212	(1,422,530)	64,308,243	59,959,360	465,531,695	(127,904,060)
Net Increase (Decrease) in Net Assets	(4,248,504)	(7,534,588)	54,642,273	62,103,161	245,125,305	(218,621,655)
NET ASSETS:

Beginning of period	$45,079,401	$52,613,989	$62,103,311	$150	$1,197,083,813	$1,415,705,468

End of period	$40,830,897	$45,079,401	$116,745,584	$62,103,311	$1,442,209,118	$1,197,083,813
Undistributed (Distributions in excess of) net investment income included in net assets at end of period	$(13,008)	$18,823	$79,608	$30,902	$(313,476)	$1,227,624
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2,000,000	2,000,000	800,002	2	23,400,000	26,300,002

Shares created	1,600,000	900,000	900,000	800,000	18,600,000	4,400,000

Shares redeemed	(1,500,000)	(900,000)	(100,002)	—	(10,600,000)	(7,300,002)
Shares outstanding, end of period	2,100,000	2,000,000	1,600,000	800,002	31,400,000	23,400,000
*	Commencement of operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	51

Statements of Changes in Net Assets (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

	WisdomTree Euro Debt Fund		WisdomTree Global Corporate Bond Fund	WisdomTree Global Real Return Fund[1]		WisdomTree Managed Futures Strategy Fund[1]
	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[2]	For the Period January 31, 2013* through August 31, 2013	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$67,877	$76,508	$185,905	$73,307	$79,289	$(1,158,112)	$(2,047,491)

Net realized gain (loss) on investments, forward foreign currency contracts, swap contracts, futures contracts and foreign currency related transactions	(22,844)	(284,034)	28,916	(2,489)	(257,260)	2,523,824	(35,644,324)

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts, swap contracts, futures contracts and translation of assets and liabilities denominated in foreign currencies	134,902	(86,338)	(403,961)	(323,295)	47,134	(1,194,390)	(3,147,533)
Net increase (decrease) in net assets resulting from operations	179,935	(293,864)	(189,140)	(252,477)	(130,837)	171,322	(40,839,348)
DIVIDENDS AND DISTRIBUTIONS:

Net investment income	(62,340)	(98,414)	(186,002)	(76,709)	(62,328)	—	—

Capital gains	(39,094)	—	—	—	(4,620)	—	(4,681,860)
Total dividends and distributions	(101,434)	(98,414)	(186,002)	(76,709)	(66,948)	—	(4,681,860)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	—	2,156,571	14,930,298	—	—	37,358,600	97,249,988

Cost of shares redeemed	(2,153,464)	(524,146)	(145)	—	(96)	(44,287,158)	(131,992,847)
Net increase (decrease) in net assets resulting from capital share transactions	(2,153,464)	1,632,425	14,930,153	—	(96)	(6,928,558)	(34,742,859)
Net Increase (Decrease) in Net Assets	(2,074,963)	1,240,147	14,555,011	(329,186)	(197,881)	(6,757,236)	(80,264,067)
NET ASSETS:

Beginning of period	$6,486,284	$5,246,137	$150	$4,868,191	$5,066,072	$149,288,494	$229,552,561

End of period	$4,411,321	$6,486,284	$14,555,161	$4,539,005	$4,868,191	$142,531,258	$149,288,494
Accumulated net investment loss included in net assets at end of period	$—	$—	$—	$—	$—	$(644,907)	$(1,043,020)
Undistributed net investment income included in net assets at end of period	$3,700	$—	$4,545	$23,849	$23,012	$—	$—
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	300,000	225,000	2	100,000	100,002	3,600,000	4,600,002

Shares created	—	100,000	200,000	—	—	900,000	2,100,000

Shares redeemed	(100,000)	(25,000)	(2)	—	(2)	(1,100,000)	(3,100,002)
Shares outstanding, end of period	200,000	300,000	200,000	100,000	100,000	3,400,000	3,600,000
*	Commencement of operations.

[1]	Consolidated.

[2]	This information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

See Notes to Financial Statements.

52	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the year is presented below:

WisdomTree Brazilian Real Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of year	$18.81	$28.99	$27.65	$24.47	$26.47
Investment operations:
Net investment income (loss)[1]	(0.07)	(0.09)	(0.10)	(0.07)	0.04
Net realized and unrealized gain (loss)	(1.91)	(4.36)	4.68	3.53	(1.34)
Total from investment operations	(1.98)	(4.45)	4.58	3.46	(1.30)
Dividends and distributions to shareholders:
Net investment income	—	—	—	(0.02)	(0.17)
Capital gains	—	(5.73)	(3.24)	(0.26)	(0.53)
Total dividends and distributions to shareholders	—	(5.73)	(3.24)	(0.28)	(0.70)
Net asset value, end of year	$16.83	$18.81	$28.99	$27.65	$24.47

TOTAL RETURN[2]	(10.53)%	(16.14)%	17.98%	14.24%	(3.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$40,397	$63,942	$481,253	$221,177	$112,573
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	(0.39)%	(0.38)%	(0.36)%	(0.28)%	0.19%
Portfolio turnover rate[3]	N/A [4]	N/A [4]	0%	0%	0%

WisdomTree Chinese Yuan Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of year	$25.22	$25.81	$24.84	$25.31	$25.39
Investment operations:
Net investment income (loss)[1]	0.00 [5]	(0.06)	(0.09)	(0.07)	0.08
Net realized and unrealized gain (loss)	1.20	0.02	1.21	(0.40)	0.32
Total from investment operations	1.20	(0.04)	1.12	(0.47)	0.40
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.48)
Capital gains	(0.20)	(0.55)	(0.15)	—	—
Total dividends and distributions to shareholders	(0.20)	(0.55)	(0.15)	—	(0.48)
Net asset value, end of year	$26.22	$25.22	$25.81	$24.84	$25.31

TOTAL RETURN[2]	4.78%	(0.15)%	4.50%	(1.86)%	1.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$215,015	$267,383	$567,883	$586,278	$136,660
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	0.02%	(0.22)%	(0.34)%	(0.28)%	(0.36)%
Portfolio turnover rate[3]	N/A [4]	N/A [4]	0%	8%	0%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[3]	Portfolio turnover rate is not annualized.

[4]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

[5]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	53

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Commodity Currency Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period September 24, 2010* through August 31, 2011
Net asset value, beginning of period	$20.93	$27.78	$25.10
Investment operations:
Net investment loss[1]	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain (loss)	(1.15)	(1.68)	2.90
Total from investment operations	(1.25)	(1.79)	2.77
Distributions to shareholders:
Capital gains	—	(5.06)	(0.09)
Net asset value, end of period	$19.68	$20.93	$27.78

TOTAL RETURN[2]	(5.97)%	(5.75)%	11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,747	$25,116	$80,560
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%[3]
Net investment loss	(0.48)%	(0.48)%	(0.46)%[3]
Portfolio turnover rate[4]	N/A [5]	N/A [5]	N/A [5]

WisdomTree Emerging Currency Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Period May 6, 2009* through August 31, 2009
Net asset value, beginning of period	$20.33	$22.87	$21.89	$21.22	$19.98
Investment operations:
Net investment loss[1]	(0.10)	(0.10)	(0.10)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(0.57)	(1.38)	1.92	0.94	1.26
Total from investment operations	(0.67)	(1.48)	1.82	0.85	1.24
Distributions to shareholders:
Capital gains	—	(1.06)	(0.84)	(0.18)	—
Net asset value, end of period	$19.66	$20.33	$22.87	$21.89	$21.22

TOTAL RETURN[2]	(3.30)%	(6.36)%	8.44%	4.01%	6.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$192,628	$274,521	$585,411	$337,106	$38,200
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%	0.55%[3]
Net investment loss	(0.48)%	(0.47)%	(0.46)%	(0.39)%	(0.33)%[3]
Portfolio turnover rate[4]	N/A [5]	N/A [5]	0%	0%	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

54	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Indian Rupee Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of year	$20.30	$26.78	$25.10	$23.79	$24.47
Investment operations:
Net investment income (loss)[1]	(0.08)	(0.08)	(0.09)	(0.08)	0.02
Net realized and unrealized gain (loss)	(2.31)	(3.12)	2.06	1.39	(0.51)
Total from investment operations	(2.39)	(3.20)	1.97	1.31	(0.49)
Dividends and distributions to shareholders:
Net investment income	—	—	—	—	(0.19)
Capital gains	—	(3.28)	(0.29)	—	—
Total dividends and distributions to shareholders	—	(3.28)	(0.29)	—	(0.19)
Net asset value, end of year	$17.91	$20.30	$26.78	$25.10	$23.79

TOTAL RETURN[2]	(11.77)%	(11.93)%	7.86%	5.51%	(1.97)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$32,230	$18,273	$24,104	$22,586	$11,893
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	(0.39)%	(0.37)%	(0.34)%	(0.29)%	0.09%
Portfolio turnover rate[3]	N/A [4]	N/A [4]	0%	0%	0%

WisdomTree Asia Local Debt Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period March 17, 2011* through August 31, 2011
Net asset value, beginning of period	$51.57	$53.23	$49.85
Investment operations:
Net investment income[1]	1.20	1.29	0.60
Net realized and unrealized gain (loss)	(3.74)	(2.37)	3.21
Total from investment operations	(2.54)	(1.08)	3.81
Dividends and distributions to shareholders:
Net investment income	(1.34)	(0.58)	(0.43)
Capital gains	(0.28)	—	—
Total dividends and distributions to shareholders	(1.62)	(0.58)	(0.43)
Net asset value, end of period	$47.41	$51.57	$53.23

TOTAL RETURN[2]	(5.14)%	(2.00)%	7.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$493,089	$422,871	$660,086
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%[5]
Net investment income	2.34%	2.51%	2.52%[5]
Portfolio turnover rate[3]	52%	62%	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[4]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

[5]	Annualized.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	55

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Australia & New Zealand Debt Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[1]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of year	$22.54	$26.31	$22.24	$23.68	$23.53
Investment operations:
Net investment income (loss)[2]	0.72	0.67	(0.08)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	(3.22)	(0.70)	5.40	1.08	0.30
Total from investment operations	(2.50)	(0.03)	5.32	1.01	0.28
Dividends and distributions to shareholders:
Net investment income	(0.47)	(0.69)	—	—	(0.13)
Capital gains	—	(3.05)	(1.25)	(2.45)	—
Return of capital	(0.13)	—	—	—	—
Total dividends and distributions to shareholders	(0.60)	(3.74)	(1.25)	(2.45)	(0.13)
Net asset value, end of year	$19.44	$22.54	$26.31	$22.24	$23.68

TOTAL RETURN[3]	(11.42)%	0.76%	24.85%	4.32%	1.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$40,831	$45,079	$52,614	$17,790	$9,471
Ratios to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	3.29%	2.99%	(0.35)%	(0.30)%	(0.11)%
Portfolio turnover rate[5]	42%	9%	0%	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2013	For the Period March 8, 2012* through August 31, 2012
Net asset value, beginning of period	$77.63	$75.03
Investment operations:
Net investment income[2]	3.29	1.63
Net realized and unrealized gain (loss)	(4.69)	2.54
Total from investment operations	(1.40)	4.17
Dividends to shareholders:
Net investment income	(3.26)	(1.57)
Net asset value, end of period	$72.97	$77.63

TOTAL RETURN[3]	(2.00)%	5.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$116,746	$62,103
Ratios to average net assets of:
Expenses	0.60%	0.60%[4]
Net investment income	4.22%	4.47%[4]
Portfolio turnover rate[5]	37%	0%
*	Commencement of investment operations.

[1]

The information reflects the investment objective and strategy of the WisdomTree Dreyfus New Zealand Dollar Fund through October 24, 2011 and the investment objective of the WisdomTree Australia & New Zealand Debt Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

56	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Period August 9, 2010* through August 31, 2010
Net asset value, beginning of period	$51.16	$53.83	$50.08	$50.23
Investment operations:
Net investment income[2]	2.22	2.41	2.40	0.10
Net realized and unrealized gain (loss)	(5.29)	(3.26)	3.79	(0.25)
Total from investment operations	(3.07)	(0.85)	6.19	(0.15)
Dividends and distributions to shareholders:
Net investment income	(2.01)	(1.77)	(2.44)	—
Capital gains	(0.15)	(0.05)	—	—
Total dividends and distributions to shareholders	(2.16)	(1.82)	(2.44)	—
Net asset value, end of period	$45.93	$51.16	$53.83	$50.08

TOTAL RETURN[3]	(6.41)%	(1.45)%	12.64%	(0.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,442,209	$1,197,084	$1,415,705	$195,319
Ratios to average net assets of:
Expenses	0.55%	0.55%	0.55%	0.55%[4]
Net investment income	4.31%	4.76%	4.65%	3.31%[4]
Portfolio turnover rate[5]	57%	43%	30%	0%

WisdomTree Euro Debt Fund	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012[1]	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010	For the Year Ended August 31, 2009
Net asset value, beginning of year	$21.62	$23.32	$20.54	$23.19	$24.07
Investment operations:
Net investment income (loss)[2]	0.34	0.35	0.05	(0.01)	0.35
Net realized and unrealized gain (loss)	0.61	(1.61)	2.73	(2.64)	(0.63)
Total from investment operations	0.95	(1.26)	2.78	(2.65)	(0.28)
Dividends and distributions to shareholders:
Net investment income	(0.31)	(0.44)	—	—	(0.60)
Capital gains	(0.20)	—	—	—	—
Total dividends and distributions to shareholders	(0.51)	(0.44)	—	—	(0.60)
Net asset value, end of year	$22.06	$21.62	$23.32	$20.54	$23.19

TOTAL RETURN[3]	4.37%	(5.37)%	13.53%	(11.43)%	(1.13)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s omitted)	$4,411	$6,486	$5,246	$12,836	$9,857
Ratios to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	1.51%	1.63%	0.21%	(0.03)%	1.61%
Portfolio turnover rate[5]	3%	26%	N/A [6]	N/A [6]	N/A [6]
*	Commencement of investment operations.

[1]	This information reflects the investment objective and strategy of the WisdomTree Dreyfus Euro Fund through October 18, 2011 and the investment objective of the WisdomTree Euro Debt Fund thereafter.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[4]	Annualized.

[5]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

[6]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	57

Financial Highlights (continued)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Global Corporate Bond Fund	For the Period January 31, 2013* through August 31, 2013
Net asset value, beginning of period	$74.76
Investment operations:
Net investment income [1]	1.37
Net realized and unrealized loss	(2.08)
Total from investment operations	(0.71)
Dividends to shareholders:
Net investment income	(1.27)
Net asset value, end of period	$72.78

TOTAL RETURN[2]	(0.98)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,555
Ratios to average net assets of:
Expenses, net of expense waivers	0.45%[3]
Expenses, prior to expense waivers	0.50%[3]
Net investment income	3.18%[3]
Portfolio turnover rate[4]	5%

WisdomTree Global Real Return Fund (consolidated)	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period July 14, 2011* through August 31, 2011
Net asset value, beginning of period	$48.68	$50.66	$49.99
Investment operations:
Net investment income[1]	0.73	0.79	0.05
Net realized and unrealized gain (loss)	(3.25)	(2.10)	0.62
Total from investment operations	(2.52)	(1.31)	0.67
Dividends and distributions to shareholders:
Net investment income	(0.77)	(0.62)	—
Capital gains	—	(0.05)	—
Total dividends and distributions to shareholders	(0.77)	(0.67)	—
Net asset value, end of period	$45.39	$48.68	$50.66

TOTAL RETURN[2]	(5.25)%	(2.54)%	1.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,539	$4,868	$5,066
Ratios to average net assets of:
Expenses	0.60%	0.60%	0.60%[3]
Net investment income	1.53%	1.65%	0.68%[3]
Portfolio turnover rate[4]	1%	3%	0%[5]
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the WisdomTree Global Corporate Bond Fund, the total return would have been lower if certain expenses had not been waived by the investment adviser (Note 2 and 3).

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.
[5]	Amount represents less than 1%.

See Notes to Financial Statements.

58	WisdomTree Currency, Fixed Income and Alternative Funds

Financial Highlights (concluded)

WisdomTree Currency, Fixed Income and Alternative Funds

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Period January 5, 2011* through August 31, 2011
Net asset value, beginning of period	$41.47	$49.90	$50.18
Investment operations:
Net investment loss[1]	(0.37)	(0.40)	(0.27)
Net realized and unrealized gain (loss)	0.82	(7.25)	(0.01)
Total from investment operations	0.45	(7.65)	(0.28)
Distributions to shareholders:
Capital gains	—	(0.78)	—
Net asset value, end of period	$41.92	$41.47	$49.90

TOTAL RETURN[2]	1.09%	(15.47)%	(0.56)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$142,531	$149,288	$229,553
Ratios to average net assets of:
Expenses	0.95%	0.95%	0.95%[3]
Net investment loss	(0.90)%	(0.91)%	(0.91)%[3]
Portfolio turnover rate[4]	N/A [5]	N/A [5]	0%
*	Commencement of investment operations.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]	Portfolio turnover rate is not annualized.

[5]	The Fund invested in short-term securities with maturities less than or equal to 365 days. SEC rules exclude such securities from portfolio turnover calculations.

See Notes to Financial Statements.

WisdomTree Currency, Fixed Income and Alternative Funds	59

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005. As of August 31, 2013, the Trust offered 52 investment funds (each a “Fund”, collectively the “Funds”). These notes relate only to Funds listed in the table below.

Fund	Commencement of Operations
WisdomTree Brazilian Real Fund (“Brazilian Real Fund”) (formerly, WisdomTree Dreyfus Brazilian Real Fund)	May 14, 2008
WisdomTree Chinese Yuan Fund (“Chinese Yuan Fund”) (formerly, WisdomTree Dreyfus Chinese Yuan Fund)	May 14, 2008
WisdomTree Commodity Currency Fund (“Commodity Currency Fund”) (formerly, WisdomTree Dreyfus Commodity Currency Fund)	September 24, 2010
WisdomTree Emerging Currency Fund (“Emerging Currency Fund”) (formerly, WisdomTree Dreyfus Emerging Currency Fund)	May 6, 2009
WisdomTree Indian Rupee Fund (“Indian Rupee Fund”) (formerly, WisdomTree Dreyfus Indian Rupee Fund)	May 14, 2008
WisdomTree Asia Local Debt Fund (“Asia Local Debt Fund”)	March 17, 2011
WisdomTree Australia & New Zealand Debt Fund (“Australia & New Zealand Debt Fund”)	June 25, 2008
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Euro Debt Fund (“Euro Debt Fund”)	May 14, 2008
WisdomTree Global Corporate Bond Fund (“Global Corporate Bond Fund”)	January 31, 2013
WisdomTree Global Real Return Fund (“Global Real Return Fund”) (consolidated)	July 14, 2011
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011

Consolidation of Subsidiaries

The financial statements of the Managed Futures Strategy Fund and Global Real Return Fund (each an “Alternative Fund”) includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (a “Subsidiary”). For each Alternative Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its respective Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Alternative Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Alternative Fund’s investment in its Subsidiary may not exceed 25% of the Alternative Fund’s total assets at the end of each fiscal quarter.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds.

Guarantees — In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote. Therefore, no liabilities have been recorded in connection with these indemnifications.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. New York time. NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Transactions in Fund shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in creation units, which are typically in blocks of 100,000 shares or more. Fund shares purchased or sold on a national securities exchange are based on market prices, which may be higher or lower than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees. Fixed income securities generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities may

60	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

consider such factors as recent transactions, indications from broker-dealers yields and quoted prices on similar securities, and market sentiment for the type of security. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Forward foreign currency contracts generally are valued daily using WM/Reuters closing spot and forward rates as of 4:00 p.m. London time for Europe and the Americas and Tullett Prebon closing spot and forward rates as of 2:00 p.m. Singapore time for Asia. Futures contracts generally are valued at the settlement price on the primary exchange on which they trade. Swap contracts are generally marked to market daily based upon values from pricing service providers or quotations from broker-dealers to the extent available. Short-term debt securities with remaining maturities of 60 days or less generally are valued on the basis of amortized cost which approximates fair value. Each Fund may invest in money market funds which are valued at such money market fund’s NAV per share.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, a Fund’s investments and derivatives will be valued in accordance with the Fund’s pricing policy and procedures approved by the Board of Trustees. In addition, securities may be valued using fair value pricing and may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Over-the-counter financial derivative contracts, such as forward foreign currency contracts or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or independent pricing

WisdomTree Currency, Fixed Income and Alternative Funds	61

Notes to Financial Statements (continued)

service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a independent pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivative contracts that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust, has established a fair valuation committee (the “Valuation Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from a national securities exchange, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Determination of this value may include significant unobservable inputs and therefore would be reflected as a Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Valuation Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Valuation Committee meets at least on a monthly basis to review and discuss the appropriateness of such fair values using more current information such as, recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events. Also, when observable inputs become available, the Valuation Committee conducts back testing of the methodologies used to value Level 3 financial instruments to substantiate the unobservable inputs used to value those investments. Such back testing includes comparing Level 3 investment values to observable inputs such as exchange-traded prices, transaction prices, and/or vendor prices.

There were no Level 3 securities at or during the period ended August 31, 2013.

No transfers between Level 1 and Level 2 fair value measurements occurred during the period ended August 31, 2013.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013 in valuing each Fund’s assets:

Brazilian Real Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$37,399,422	$—
Repurchase Agreement	—	3,940,029	—
Total	—	41,339,451	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	391,052	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(2,682,282)	—
Total - Net	$—	$39,048,221	$—

Chinese Yuan Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$149,115,577	$—
Time Deposits	—	39,528,935	—
Repurchase Agreement	—	27,444,092	—
Total	—	216,088,604	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	3,155,454	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(56,956)	—
Total - Net	$—	$219,187,102	$—

Commodity Currency Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$15,399,781	$—
Repurchase Agreement	—	50,845	—
Total	—	15,450,626	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	12,210	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(112,535)	—
Total - Net	$—	$15,350,301	$—

62	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Emerging Currency Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$193,296,032	$—
Repurchase Agreement	—	2,720,155	—
Total	—	196,016,187	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	409,429	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(6,810,237)	—
Total - Net	$—	$189,615,379	$—

Indian Rupee Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$22,096,685	$—
Repurchase Agreement	—	7,274,956	—
Total	—	29,371,641	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	3,093	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,207,667)	—
Total - Net	$—	$26,167,067	$—

Asia Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$33,982,955	$—
Foreign Government Obligations	—	333,493,107	—
Supranational Bonds	—	52,193,685	—
Repurchase Agreement	—	48,582,079	—
Total	—	468,251,826	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	46,581	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(995,221)	—
Total - Net	$—	$467,303,186	$—

Australia & New Zealand Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$15,372,794	$—
Foreign Government Obligations	—	13,339,107	—
Supranational Bonds	—	11,185,873	—
Total	—	39,897,774	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(7)	—
Total	$—	$39,897,767	$—

Emerging Markets Corporate Bond Fund	Level 1	Level 2	Level 3
Foreign Corporate Bonds	$—	$110,502,871	$—
Foreign Government Agencies	—	3,788,640	—
Investment of Cash Collateral for Securities Loaned	—	30,772,606	—
Total	$—	$145,064,117	$—

WisdomTree Currency, Fixed Income and Alternative Funds	63

Notes to Financial Statements (continued)

Emerging Markets Local Debt Fund	Level 1	Level 2	Level 3
Foreign Government Obligations	$—	$1,209,674,871	$—
Supranational Bonds	—	154,148,168	—
Repurchase Agreement	—	30,000,067	—
Investment of Cash Collateral for Securities Loaned	—	20,338,525	—
Total	—	1,414,161,631	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	2,247,210	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(3,662,762)	—
Total - Net	$—	$1,412,746,079	$—

Euro Debt Fund	Level 1	Level 2	Level 3
Foreign Government Agencies	$—	$212,061	$—
Foreign Government Obligations	—	2,863,628	—
Supranational Bonds	—	1,257,360	—
Total	$—	$4,333,049	$—

Global Corporate Bond Fund	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$79,244	$—
Corporate Bonds	—	6,847,975	—
Foreign Corporate Bonds	—	6,561,601	—
Preferred Stock	367,959	—	—
Investment of Cash Collateral for Securities Loaned	—	432,680	—
Total	367,959	13,921,500	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	11,218	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(1,518)	—
Total - Net	$367,959	$13,931,200	$—

Global Real Return Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$ —	$2,366,610	$—
Foreign Government Obligations	—	1,562,449	—
Supranational Bond	—	167,084	—
Total	—	4,096,143	—
Unrealized Depreciation on Swap Contracts	—	(9,264)	—
Unrealized Appreciation on Futures Contracts	6,637	—	—
Total - Net	$6,637	$4,086,879	$—

Managed Futures Strategy Fund (consolidated)	Level 1	Level 2	Level 3
U.S. Government Obligations	$—	$121,946,750	$—
Total	—	121,946,750	—
Unrealized Appreciation on Forward Foreign Currency Contracts	—	29,253	—
Unrealized Depreciation on Forward Foreign Currency Contracts	—	(554,560)	—
Unrealized Depreciation on Swap Contracts	—	(156,261)	—
Unrealized Appreciation on Futures Contracts	482,136	—	—
Unrealized Depreciation on Futures Contracts	(100,483)	—	—
Total - Net	$381,653	$121,265,182	$—

64	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically forward foreign currency contracts, swaps contracts and futures contracts during the period ended August 31, 2013 which are detailed in the tables herein. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV or net assets over a specified time period. If an event occurred that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivatives in net liability positions for each Fund. At August 31, 2013 or for the period ended August 31, 2013, no event occurred that triggered a credit-risk-related contingent feature.

As of August 31, 2013, the following Funds posted U.S. government securities and/or cash as collateral for derivative agreements as follows:

Fund	Value of Collateral Posted
Brazilian Real Fund	$1,150,000
Chinese Yuan Fund	20,000
Commodity Currency Fund	280,000
Emerging Currency Fund	4,070,000
Indian Rupee Fund	2,350,000
Emerging Markets Local Debt Fund	1,510,000
Global Real Return Fund (consolidated)	119,000
Managed Futures Strategy Fund (consolidated)	6,879,984

The effect of derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Brazilian Real Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$391,052	Unrealized depreciation on forward foreign currency contracts	$2,682,282
Chinese Yuan Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,155,454	Unrealized depreciation on forward foreign currency contracts	56,956
Commodity Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	12,210	Unrealized depreciation on forward foreign currency contracts	112,535
Emerging Currency Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	409,429	Unrealized depreciation on forward foreign currency contracts	6,810,237
Indian Rupee Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,093	Unrealized depreciation on forward foreign currency contracts	3,207,667
Asia Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	46,581	Unrealized depreciation on forward foreign currency contracts	995,221
Australia & New Zealand Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	—	Unrealized depreciation on forward foreign currency contracts	7
Emerging Markets Local Debt Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,247,210	Unrealized depreciation on forward foreign currency contracts	3,662,762
Global Corporate Bond Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	11,218	Unrealized depreciation on forward foreign currency contracts	1,518

WisdomTree Currency, Fixed Income and Alternative Funds	65

Notes to Financial Statements (continued)

Fund	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Value	Balance Sheet Location	Value
Global Real Return Fund (consolidated)
Commodity contracts	Unrealized appreciation on swap contracts	$—	Unrealized depreciation on swap contracts	$2,643
	Unrealized appreciation on futures contracts*	6,637	Unrealized depreciation on futures contracts*	—
Interest rate contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	6,621
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	29,253	Unrealized depreciation on forward foreign currency contracts	554,560
	Unrealized appreciation on futures contracts*	10,109	Unrealized depreciation on futures contracts*	50,467
Commodity contracts	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	156,261
	Unrealized appreciation on futures contracts*	320,472	Unrealized depreciation on futures contracts*	50,016
Interest rate contracts	Unrealized appreciation on futures contracts*	151,555	Unrealized depreciation on futures contracts*	—
*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the futures table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on each Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Brazilian Real Fund
Foreign exchange contracts	$(854,052)	$(3,435,331)
Chinese Yuan Fund
Foreign exchange contracts	4,815,903	4,401,261
Commodity Currency Fund
Foreign exchange contracts	(988,815)	56,302
Emerging Currency Fund
Foreign exchange contracts	380,176	(6,685,408)
Indian Rupee Fund
Foreign exchange contracts	(710,266)	(3,254,332)
Asia Local Debt Fund
Foreign exchange contracts	71,874	(1,431,165)
Australia & New Zealand Debt Fund
Foreign exchange contracts	65,173	(7)
Emerging Markets Local Debt Fund
Foreign exchange contracts	1,983,404	(2,400,693)
Euro Debt Fund
Foreign exchange contracts	(31,096)	—
Global Corporate Bond Fund*
Foreign exchange contracts	13,307	9,700
Global Real Return Fund (consolidated)
Commodity contracts	(17,047)	(4,601)

Foreign exchange contracts	218	—

Interest rate contracts	2,824	(13,847)
Managed Futures Strategy Fund (consolidated)
Foreign exchange contracts	1,319,028	(372,417)

Commodity contracts	1,878,526	(1,003,914)

Interest rate contracts	(673,869)	181,832
*	For the period January 31, 2013 through August 31, 2013.

66	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

[1]	Realized gains (losses) on derivatives are located on the Statement of Operations as follows:

Foreign exchange contracts	Net realized gain (loss) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net realized gain (loss) from futures contracts and swap contracts
Interest rate contracts	Net realized gain (loss) from futures contracts and swap contracts

[2]	Change in unrealized appreciation (depreciation) is located on the Statement of Operations as follows:

Foreign exchange contracts	Net change in unrealized appreciation (depreciation) from forward foreign currency contracts, foreign currency related transactions and futures contracts
Commodity contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts
Interest rate contracts	Net change in unrealized appreciation (depreciation) from futures contracts and swap contracts

During the fiscal year or period ended August 31, 2013, the volume of derivative activity was as follows:

	Average Notional			Average Market Value
Fund	Forward foreign currency contracts (to deliver)	Forward foreign currency contracts (to receive)	Swap contracts	Futures contracts (long)	Futures contracts (short)
Brazilian Real Fund
Foreign exchange contracts	$105,295,157	$36,723,314	—	—	—
Chinese Yuan Fund
Foreign exchange contracts	328,511,960	96,411,680	—	—	—
Commodity Currency Fund
Foreign exchange contracts	37,417,907	10,069,466	—	—	—
Emerging Currency Fund
Foreign exchange contracts	484,879,780	145,952,530	—	—	—
Indian Rupee Fund
Foreign exchange contracts	33,855,260	8,451,837	—	—	—
Asia Local Debt Fund
Foreign exchange contracts	84,335,732	1,605,146	—	—	—
Australia & New Zealand Debt Fund
Foreign exchange contracts	512,083	326,603	—	—	—
Emerging Markets Local Debt Fund
Foreign exchange contracts	106,262,561	12,326,912	—	—	—
Global Corporate Bond Fund*
Foreign exchange contracts	108,397	1,183,764	—	—	—
Euro Debt Fund
Foreign exchange contracts	88	174,022	—	—	—
Global Real Return Fund (consolidated)
Interest rate contracts	—	—	$220,000	—	—
Foreign exchange contracts	13	11,012	—	—	—
Commodity contracts	—	—	1,211,300	$155,406	—
Managed Futures Strategy Fund (consolidated)
Commodity contracts	—	—	42,411,299	9,247,279	$10,757,151
Foreign exchange contracts	19,982,834	32,577,155	—	18,346,131	12,714,463
Interest rate contracts	—	—	—	8,459,236	11,819,625
*	For the period January 31, 2013 through August 31, 2013.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income including amortization of premiums and discounts is accrued daily.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of net realized gain (loss) from investment transactions and net change in unrealized appreciation (depreciation) from investment transactions, respectively, on the Statement of Operations. Net realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, including gains and losses of forward foreign currency contracts, currency gains or losses recognized between the trade and

WisdomTree Currency, Fixed Income and Alternative Funds	67

Notes to Financial Statements (continued)

settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) from forward foreign currency contracts and foreign currency related transactions and/or net change in unrealized appreciation (depreciation) from forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies in the Statement of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the Investment Advisory Agreement for each Fund, WTAM has agreed to pay all expenses of the Funds, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund’s custodian or a third party custodian under tri-party repurchase agreements may take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A Forward Contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

Risks may arise upon entering into Forward Contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open Forward Contracts are recorded for book purposes as unrealized gains or losses on Forward Contracts by the Funds. Realized gains and losses on forward contracts include net gains or losses recognized by the Funds on contracts which have matured. Each Fund may enter into Forward Contracts to manage its foreign currency exposure or to facilitate settlement of foreign currency denominated portfolio transactions. A Fund may invest in both Forward Contracts and U.S. dollar denominated money market securities in an attempt to create a “synthetic” investment in a foreign currency denominated instrument.

The following Forward Contracts were open at August 31, 2013:

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Brazilian Real Fund
	9/4/2013	BRL	8,013,157	USD	3,458,419	$87,581
	9/4/2013	BRL	37,324	USD	15,532	(169)
	9/4/2013	BRL	31,550,822	USD	13,408,764	136,502
	9/4/2013	BRL	31,550,821	USD	13,403,068	130,805
	9/4/2013	USD	14,188,636	BRL	31,572,552	(907,232)
	9/4/2013	USD	14,182,262	BRL	31,572,551	(900,859)
	9/4/2013	USD	3,332,094	BRL	8,007,021	36,164
	10/2/2013	USD	7,234,268	BRL	16,599,029	(298,476)
	10/2/2013	USD	7,235,845	BRL	16,599,029	(300,053)
	11/4/2013	USD	13,414,233	BRL	31,984,897	(140,839)
	11/4/2013	USD	13,408,047	BRL	31,984,897	(134,654)
						$(2,291,230)

68	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Chinese Yuan Fund
	10/15/2013	CNY	3,475,103	USD	553,404	$(9,760)
	10/15/2013	CNY	3,240,663	USD	524,125	(1,048)
	10/15/2013	CNY	16,263,802	USD	2,633,388	(2,276)
	10/15/2013	USD	68,773,362	CNY	439,633,716	2,472,380
	10/15/2013	USD	35,190,390	CNY	218,620,295	238,571
	11/13/2013	USD	12,434,587	CNY	76,932,789	26,253
	11/13/2013	USD	12,396,356	CNY	76,702,451	27,176
	11/13/2013	USD	12,397,358	CNY	76,702,451	26,174
	12/6/2013	USD	10,293,859	CNY	63,888,838	49,368
	1/13/2014	CNH	16,090,136	USD	2,592,256	(18,759)
	1/13/2014	CNH	32,312,282	USD	5,221,765	(21,689)
	1/13/2014	CNH	16,080,454	USD	2,606,021	(3,424)
	1/13/2014	USD	35,164,397	CNH	218,641,674	315,532
						$3,098,498
Commodity Currency Fund
	10/2/2013	USD	2,008,149	BRL	4,812,731	$2,818
	12/3/2013	USD	1,982,786	AUD	2,204,835	(30,435)
	12/3/2013	USD	1,963,491	CAD	2,069,196	(6,257)
	12/3/2013	USD	1,994,299	CLP	1,033,445,654	4,478
	12/3/2013	USD	1,983,772	NOK	12,020,964	(28,814)
	12/3/2013	USD	1,974,310	NZD	2,526,535	(31,976)
	12/3/2013	USD	1,978,585	RUB	66,346,888	(15,053)
	12/3/2013	USD	1,971,500	ZAR	20,519,963	4,914
						$(100,325)
Emerging Currency Fund
	9/4/2013	BRL	305,540	USD	124,380	$(4,149)
	9/4/2013	BRL	30,377,326	USD	12,943,045	164,429
	9/4/2013	USD	13,305,784	BRL	30,375,775	(527,821)
	9/4/2013	USD	132,911	BRL	307,091	(3,729)
	10/2/2013	BRL	307,163	USD	128,397	50
	10/2/2013	USD	12,942,637	BRL	30,565,978	(170,849)
	11/4/2013	CNH	838,083	USD	136,362	(192)
	11/4/2013	CNH	838,885	USD	136,615	(70)
	11/4/2013	IDR	1,466,301,988	USD	125,325	(1,478)
	11/4/2013	IDR	1,443,240,348	USD	124,150	(659)
	11/4/2013	KRW	152,335,451	USD	135,097	(1,755)
	11/4/2013	KRW	152,639,178	USD	136,958	(168)
	11/4/2013	MXN	1,726,247	USD	130,446	1,860
	11/4/2013	MXN	1,728,009	USD	128,703	(14)
	11/4/2013	MYR	436,415	USD	130,741	(1,314)
	11/4/2013	MYR	437,017	USD	132,129	(108)
	11/4/2013	PHP	5,944,767	USD	134,254	1,138
	11/4/2013	PHP	5,921,425	USD	132,708	115
	11/4/2013	PLN	437,475	USD	136,942	2,312
	11/4/2013	PLN	438,069	USD	134,788	(24)
	11/4/2013	THB	4,253,078	USD	130,503	(683)
	11/4/2013	THB	4,272,821	USD	131,674	(120)
	11/4/2013	TRY	265,288	USD	131,091	2,512
	11/4/2013	TRY	264,599	USD	128,194	(50)

WisdomTree Currency, Fixed Income and Alternative Funds	69

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Currency Fund (continued)
	11/4/2013	USD	13,471,415	CNH	83,181,944	$81,947
	11/4/2013	USD	136,308	CNH	839,290	443
	11/4/2013	USD	13,532,767	IDR	144,760,005,642	(1,014,211)
	11/4/2013	USD	136,170	IDR	1,442,041,160	(11,465)
	11/4/2013	USD	13,534,171	KRW	15,129,172,564	57,303
	11/4/2013	USD	136,155	KRW	152,452,751	803
	11/4/2013	USD	13,337,407	MXN	171,492,375	(563,110)
	11/4/2013	USD	135,537	MXN	1,729,865	(6,682)
	11/4/2013	USD	13,314,617	MYR	43,257,859	(225,200)
	11/4/2013	USD	134,486	MYR	436,797	(2,315)
	11/4/2013	USD	13,517,965	PHP	583,570,542	(450,590)
	11/4/2013	USD	135,750	PHP	5,900,394	(3,628)
	11/4/2013	USD	13,535,210	PLN	43,212,510	(236,880)
	11/4/2013	USD	137,802	PLN	437,935	(3,031)
	11/4/2013	USD	13,444,098	THB	420,733,041	(466,638)
	11/4/2013	USD	134,581	THB	4,245,545	(3,627)
	11/4/2013	USD	13,400,983	TRY	26,245,825	(680,298)
	11/4/2013	USD	135,755	TRY	265,957	(6,852)
	11/4/2013	USD	13,405,098	ZAR	132,886,074	(549,433)
	11/4/2013	USD	134,219	ZAR	1,347,280	(3,880)
	11/4/2013	ZAR	1,343,380	USD	129,210	(752)
	11/4/2013	ZAR	1,343,557	USD	129,946	(34)
	11/5/2013	COP	257,832,270	USD	133,212	883
	11/5/2013	COP	257,808,193	USD	132,311	(6)
	11/5/2013	INR	8,141,296	USD	121,476	1,874
	11/5/2013	INR	8,178,489	USD	119,972	(176)
	11/5/2013	RUB	4,483,552	USD	134,037	750
	11/5/2013	RUB	4,484,191	USD	133,181	(126)
	11/5/2013	USD	13,505,520	COP	25,768,532,589	(280,156)
	11/5/2013	USD	136,300	COP	258,561,449	(3,597)
	11/5/2013	USD	13,378,054	INR	811,011,052	(1,463,707)
	11/5/2013	USD	130,112	INR	8,173,009	(10,045)
	11/5/2013	USD	13,284,506	RUB	443,210,968	(108,694)
	11/5/2013	USD	134,657	RUB	4,500,245	(874)
	11/6/2013	CLP	69,370,680	USD	133,727	(1,010)
	11/6/2013	CLP	69,414,014	USD	134,784	(37)
	11/6/2013	USD	13,288,003	CLP	6,888,500,809	91,353
	11/6/2013	USD	133,550	CLP	69,613,183	1,657
						$(6,400,808)
Indian Rupee Fund
	11/5/2013	INR	2,146,833	USD	34,632	$3,093
	11/5/2013	USD	9,967,962	INR	609,640,577	(1,011,895)
	11/5/2013	USD	9,967,962	INR	609,640,577	(1,011,895)
	11/5/2013	USD	9,984,836	INR	611,471,331	(1,001,874)
	11/5/2013	USD	1,966,371	INR	121,895,332	(175,639)
	11/5/2013	USD	3,589,941	INR	243,936,503	(6,335)
	11/5/2013	USD	16,326	INR	1,109,370	(29)
						$(3,204,574)

70	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Asia Local Debt Fund
	9/18/2013	SGD	1,365,000	USD	1,080,230	$8,960
	9/18/2013	TWD	47,205,000	USD	1,581,407	2,203
	9/18/2013	TWD	7,850,000	USD	262,178	(437)
	9/18/2013	USD	3,371,867	CNH	20,855,000	35,418
	9/18/2013	USD	1,103,797	IDR	11,336,000,000	(96,254)
	9/18/2013	USD	3,252,074	INR	192,100,000	(386,576)
	9/18/2013	USD	32,916,955	SGD	41,346,000	(468,078)
	9/18/2013	USD	28,114,815	TWD	839,086,662	(43,876)
						$(948,640)
Australia & New Zealand Debt Fund
	9/4/2013	AUD	25,000	USD	22,259	$(7)
Emerging Markets Local Debt Fund
	9/3/2013	PLN	5,971,429	USD	1,843,716	$(598)
	9/4/2013	KRW	1,401,887,844	USD	1,262,962	58
	9/18/2013	BRL	2,260,000	USD	982,459	34,936
	9/18/2013	BRL	1,145,000	USD	500,875	20,825
	9/18/2013	BRL	1,130,000	USD	486,775	13,014
	9/18/2013	BRL	1,135,000	USD	470,681	(5,177)
	9/18/2013	BRL	2,260,000	USD	955,461	7,938
	9/18/2013	IDR	10,070,000,000	USD	978,620	83,598
	9/18/2013	IDR	14,977,000,000	USD	1,436,643	105,487
	9/18/2013	IDR	37,898,000,000	USD	3,602,471	234,097
	9/18/2013	IDR	4,844,000,000	USD	462,876	32,342
	9/18/2013	IDR	19,500,000,000	USD	1,877,377	144,217
	9/18/2013	IDR	14,641,000,000	USD	1,431,883	130,591
	9/18/2013	IDR	9,808,000,000	USD	955,356	83,621
	9/18/2013	IDR	5,123,000,000	USD	441,258	(14,075)
	9/18/2013	IDR	10,273,000,000	USD	902,724	(10,340)
	9/18/2013	RUB	34,774,000	USD	1,047,792	5,991
	9/18/2013	THB	20,665,000	USD	665,509	23,116
	9/18/2013	THB	20,780,000	USD	669,459	23,490
	9/18/2013	THB	10,305,000	USD	327,195	6,853
	9/18/2013	THB	20,585,000	USD	656,200	16,294
	9/18/2013	THB	10,405,000	USD	332,588	9,137
	9/18/2013	THB	10,365,000	USD	331,097	8,890
	9/18/2013	THB	10,045,000	USD	314,594	2,335
	9/18/2013	THB	19,965,000	USD	616,775	(3,858)
	9/18/2013	THB	30,070,000	USD	935,885	1,128
	9/18/2013	THB	10,125,000	USD	312,500	(2,246)
	9/18/2013	THB	20,195,000	USD	625,620	(2,163)
	9/18/2013	TRY	635,000	USD	326,814	16,153
	9/18/2013	TRY	6,245,000	USD	3,150,619	95,372
	9/18/2013	TRY	6,150,000	USD	3,072,082	63,311
	9/18/2013	TRY	4,660,000	USD	2,330,240	50,424
	9/18/2013	USD	12,225,194	BRL	28,338,000	(344,265)
	9/18/2013	USD	1,108,812	CNH	6,858,000	11,647
	9/18/2013	USD	1,142,356	IDR	11,732,000,000	(99,616)
	9/18/2013	USD	9,926,534	IDR	100,933,000,000	(955,609)
	9/18/2013	USD	480,214	IDR	4,939,000,000	(41,236)
	9/18/2013	USD	480,507	IDR	4,930,000,000	(42,328)

WisdomTree Currency, Fixed Income and Alternative Funds	71

Notes to Financial Statements (continued)

Fund	Settlement Date		Contracts To Deliver		In Exchange For	Unrealized Gain (Loss)
Emerging Markets Local Debt Fund (continued)
	9/18/2013	USD	1,069,903	RUB	34,774,000	$(28,103)
	9/18/2013	USD	39,769,810	THB	1,232,426,642	(1,458,521)
	9/18/2013	USD	7,779,253	TRY	15,238,000	(324,352)
	9/18/2013	USD	2,178,921	ZAR	21,906,000	(44,369)
	9/18/2013	USD	334,217	ZAR	3,355,000	(7,301)
	9/18/2013	USD	330,196	ZAR	3,300,000	(8,640)
	9/18/2013	USD	5,895,198	ZAR	58,231,000	(221,087)
	9/18/2013	ZAR	6,765,000	USD	667,193	8,001
	9/18/2013	ZAR	9,980,000	USD	992,730	20,264
	9/18/2013	ZAR	3,290,000	USD	321,565	983
	9/18/2013	ZAR	3,320,000	USD	326,771	3,266
	9/18/2013	ZAR	58,231,000	USD	5,897,198	223,087
	9/18/2013	ZAR	1,615,000	USD	154,608	(2,760)
	9/18/2013	ZAR	3,270,000	USD	316,141	(2,493)
	9/24/2013	CLP	249,000,000	USD	490,921	4,370
	9/24/2013	CLP	244,000,000	USD	477,860	1,079
	9/24/2013	CLP	81,000,000	USD	156,668	(1,587)
	9/24/2013	KRW	732,000,000	USD	655,620	(3,508)
	9/24/2013	KRW	371,000,000	USD	332,706	(1,361)
	9/24/2013	KRW	370,000,000	USD	331,007	(2,159)
	9/24/2013	KRW	358,000,000	USD	319,614	(2,746)
	9/24/2013	KRW	708,000,000	USD	629,333	(8,185)
	9/24/2013	KRW	178,000,000	USD	159,113	(1,167)
	9/24/2013	KRW	351,000,000	USD	315,789	(270)
	9/24/2013	USD	1,197,588	CLP	601,297,000	(22,642)
	9/24/2013	USD	34,946,640	KRW	39,655,700,000	761,295
						$(1,415,552)
Global Corporate Bond Fund
	11/15/2013	EUR	1,123,857	USD	1,493,525	$11,218
	11/15/2013	GBP	147,568	USD	226,632	(1,518)
						$9,700
Managed Futures Strategy Fund (consolidated)
	9/18/2013	JPY	964,546,000	USD	9,581,266	$(250,099)
	9/18/2013	JPY	964,546,000	USD	9,580,219	(251,146)
	9/18/2013	JPY	74,032,000	USD	752,916	(1,673)
	9/18/2013	JPY	89,321,000	USD	888,289	(22,137)
	9/18/2013	JPY	53,970,000	USD	554,297	4,195
	9/18/2013	USD	2,589,097	JPY	252,090,000	(19,609)
	9/18/2013	USD	1,000,000	JPY	99,142,900	10,538
	9/18/2013	USD	636,396	JPY	63,094,100	6,706
	9/18/2013	USD	198,067	JPY	19,350,000	(838)
	9/18/2013	USD	17,318,065	JPY	1,699,820,000	7,755
	9/18/2013	USD	131,611	JPY	12,918,000	59
	12/18/2013	JPY	1,699,820,000	USD	17,325,655	(9,058)
						$(525,307)

72	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Currency Legend:

AUD — Australian dollar

BRL — Brazilian real

CAD — Canadian dollar

CLP — Chilean peso

CNH — Chinese renminbi

CNY — Chinese yuan

COP — Colombian peso

EUR — Euro

GBP — British pound

IDR — Indonesian rupiah

INR — Indian rupee

JPY — Japanese yen

KRW — South Korean won

MXN — Mexican peso

MYR — Malaysian ringgit

NOK — Norwegian krone

NZD — New Zealand dollar

PHP — Philippine peso

PLN — Polish zloty

RUB — Russian ruble

SGD — Singapore dollar

THB — Thai baht

TRY — Turkish new lira

TWD — New Taiwan dollar

USD — U.S. dollar

ZAR — South African rand

Currency, Interest Rate and Total Return Swaps — Each Fund may enter into swap agreements, including interest rate swaps, currency swaps and total return swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest rate payment. A typical foreign cross-currency swap involves the exchange of cash flows based on the notional difference among two or more currencies (e.g., the U.S. dollar and the Brazilian real). A typical total return swap involves the payment of the total return on a reference asset in return for payments equal to a rate of interest on another reference asset. The total return typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Swap agreements may be used to achieve exposure to, for example, currencies, interest rates, indexes and money market securities without actually purchasing such currencies or securities. The Managed Futures Strategy Fund and the Global Real Return Fund may enter into swaps transactions based on commodities or commodity indexes. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currencies, corporate borrowing rates, or other factors, and may increase or decrease the overall volatility of a Fund’s investments and its share price.

Detailed below is the cross-currency interest rate swap agreement outstanding as of August 31, 2013:

Fund	Counterparty	Termination Date	Fixed Rate Notional Amount (000)	Fund Receives Fixed Rate (per annum)	Floating Rate Notional Amount (000)	Fund Pays Floating Rate (per annum)	Unrealized Depreciation
Global Real Return Fund (consolidated)	UBS AG	7/14/16	5 CLF	1.89%	$220	6-Month LIBOR	$(6,621)

Detailed below are the total return swap agreements outstanding as of August 31, 2013:

Fund	Counterparty	Termination Date	Notional Amount (000)	Fund Pays Fixed/Floating Rate (per annum)	Fund Receives Total Return of Reference Entity	Unrealized Depreciation
Global Real Return Fund (consolidated)	JP Morgan Chase Bank, N.A	7/16/14	$490	0.30%	Credit Suisse Commodity Benchmark Excess Return Index	$—
	UBS AG	12/13/13	768	3-Month U.S. Treasury Bill Index +0.80%	AFT CTI Modified Index	(2,643)
Managed Futures Strategy Fund (consolidated)	UBS AG	12/13/13	47,437	3-Month U.S. Treasury Bill Index +0.45%	AFT CTI Modified Index	(156,261)

Abbreviations:

AFT CTI — The Alpha Financial Technologies Commodity Trends Indicator

CLF — Chilean Unidad de Fomento

LIBOR — London Interbank Offered Rate

WisdomTree Currency, Fixed Income and Alternative Funds	73

Notes to Financial Statements (continued)

Futures Contracts — Each Fund may transact in currency futures contracts and U.S. Treasury futures contracts. The Managed Futures Strategy Fund and Global Real Return Fund may transact in commodity, currency and U.S. Treasury futures contracts. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified reference asset (e.g., commodity, currency or Treasury security) at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange’s clearing corporation. Margin deposits are posted as performance bonds with the clearing broker and, in turn, with the exchange clearing corporation.

Each Fund may buy and sell index futures contracts. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price, and the actual level of the index at the expiration of the contract. Generally, contracts are closed out prior to the expiration date of the contract.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. When a Fund purchases or sells a futures contract, the Fund is required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund will segregate assets consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated assets will function as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Additionally, such segregated assets will generally ensure the availability of adequate funds to meet the obligations of a Fund arising from such investment activities.

The following futures contracts were open at August 31, 2013:

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Global Real Return Fund (consolidated)	Futures Contracts Long
	Gold 100 Ounce Futures	1	$139,610	Dec-13	$6,637

Managed Futures Strategy Fund (consolidated)	Futures Contracts Short
	Australian Dollar Currency Futures	32	(2,828,800)	Dec-13	10,109
	Canadian Dollar Currency Futures	15	(1,420,650)	Dec-13	(215)
	Coffee Futures	17	(741,413)	Dec-13	32,486
	Cotton Futures	12	(500,940)	Dec-13	153
	Natural Gas Futures	54	(2,074,140)	Dec-13	(49,359)
	Sugar #11 (World) Futures	26	(491,546)	Mar-14	(98)
	U.S. 10yr Treasury Notes Futures	86	(10,688,188)	Dec-13	101,655
	U.S. Long Bond (CBT) Futures	81	(10,684,406)	Dec-13	49,900
					144,631
	Futures Contracts Long
	British Pound Currency Futures	74	7,160,888	Dec-13	(328)
	Cocoa Futures	20	487,200	Dec-13	21,675
	Copper Futures	30	2,424,750	Dec-13	(105)
	Corn Futures	69	1,662,900	Dec-13	(30)
	Euro Foreign Exchange Currency Futures	112	18,498,200	Dec-13	(49,336)
	Gasoline RBOB Futures	12	1,423,649	Dec-13	31,038
	Gold 100 Ounce Futures	12	1,675,320	Dec-13	(42)

74	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

Fund		Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation/ (Depreciation)
Managed Futures Strategy Fund (consolidated) (continued)	Futures Contracts Long
	Lean Hogs Futures	30	1,017,000	Dec-13	$24,392
	Live Cattle Futures	27	1,409,130	Dec-13	26,393
	NY Harbor ULSD Futures	10	1,313,508	Dec-13	31,558
	Silver Futures	7	822,955	Dec-13	(25)
	Soybean Futures	43	2,918,625	Nov-13	(357)
	Swiss Franc Currency Futures	21	2,822,138	Dec-13	(588)
	Wheat Futures (CBT)	32	1,046,400	Dec-13	127
	WTI Crude Futures	40	4,228,400	Dec-13	152,650
					237,022
	Net				$381,653

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high-grade debt obligations, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The value of the investment of cash collateral for securities on loan along with the obligation to return such collateral are included on the Statements of Assets and Liabilities. The value of securities received as collateral for securities on loan are not included on the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. Government, its agencies, non-U.S. Government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code. It is the policy of each Fund to pay out dividends, if any, to investors at least annually. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with the requirements of the Code and the U.S. Treasury regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital to the extent of a shareholder’s tax basis, and thereafter as capital gain.

WisdomTree Currency, Fixed Income and Alternative Funds	75

Notes to Financial Statements (continued)

3. ADVISORY FEES AND TRANSACTIONS

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Capital Management Corporation (“MCM”) to provide sub-advisory services to the Currency, Fixed Income and Alternative Funds, except for Emerging Markets Corporate Bond Fund and Global Corporate Bond Fund which are sub-advised by Western Asset Management Company and certain affiliates (“WAMCO”). MCM and WAMCO are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund administration, securities lending, and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the Investment Advisory Agreement for each Fund, WTAM agrees to pay all expenses of the Funds except for certain expenses generally described in Note 2.

Pursuant to a separate contractual arrangement, also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee of up to 0.0044% of each Fund’s average daily net assets. WTAM expects to receive fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table.

Fund	Advisory Fee Rate
Brazilian Real Fund	0.45%
Chinese Yuan Fund	0.45%
Commodity Currency Fund	0.55%
Emerging Currency Fund	0.55%
Indian Rupee Fund	0.45%
Asia Local Debt Fund	0.55%
Australia & New Zealand Debt Fund	0.45%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Euro Debt Fund	0.35%
Global Corporate Bond Fund	0.50%*
Global Real Return Fund (consolidated)	0.60%
Managed Futures Strategy Fund (consolidated)	0.95%
*	For Global Corporate Bond Fund, WTAM has contractually agreed to limit its advisory fee to 0.45% through January 10, 2014. This agreement may be terminated by: (i) the Board of Trustees of the Trust, for any reason at any time, or (ii) by the Adviser, upon 90 days’ prior written notice to the Trust, effective as of the close of business on the last day of the then current one-year period. For Global Corporate Bond Fund, WTAM waived $2,919 of its advisory fee for the period ended August 31, 2013.

Each Fund may purchase shares of affiliated exchanged traded funds (“ETF”) in secondary market transactions. For the fiscal year or period ended August 31, 2013, there were no transactions in affiliated ETFs.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2013, there was an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. Generally, Funds issue and redeem shares on a cash basis, however, shares may also be issued or redeemed in kind. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

76	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind capital share transactions and short-term investments) for the fiscal year or period ended August 31, 2013 were as follows:

Fund	Purchases	Sales
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	—	—
Emerging Currency Fund	—	—
Indian Rupee Fund	—	—
Asia Local Debt Fund	316,551,947	216,575,122
Australia & New Zealand Debt Fund	38,132,467	23,037,036
Emerging Markets Corporate Bond Fund	47,258,374	38,871,943
Emerging Markets Local Debt Fund	1,393,513,651	857,896,134
Euro Debt Fund	141,471	2,143,795
Global Corporate Bond Fund+	8,284,260	488,616
Global Real Return Fund (consolidated)	36,045	191,627
Managed Futures Strategy Fund (consolidated)	—	—
+	For the period January 31, 2013 through August 31, 2013.

For the fiscal year or period ended August 31, 2013, the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions were as follows:

Fund	Purchases	Sales
Asia Local Debt Fund	$20,138,216	$14,635,343
Australia & New Zealand Debt Fund	—	9,326,440
Emerging Markets Corporate Bond Fund	62,389,935	6,956,842
Emerging Markets Local Debt Fund	114,061,791	174,418,822
Global Corporate Bond Fund+	6,543,812	—
+	For the period January 31, 2013 through August 31, 2013.

Realized gains and losses on in-kind redemptions are not recognized by the Funds for tax purposes.

6. FEDERAL INCOME TAXES

At August 31, 2013, the cost of investments (including securities on loan) for Federal income tax purposes was as indicated below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Brazilian Real Fund	$41,339,471	$—	$(20)	$(20)
Chinese Yuan Fund	216,112,586	—	(23,982)	(23,982)
Commodity Currency Fund	15,450,633	1	(8)	(7)
Emerging Currency Fund	196,016,284	—	(97)	(97)
Indian Rupee Fund	29,371,653	—	(12)	(12)
Asia Local Debt Fund	521,268,635	188,489	(53,205,298)	(53,016,809)
Australia & New Zealand Local Debt Fund	46,334,142	—	(6,436,368)	(6,436,368)
Emerging Markets Corporate Bond Fund	153,675,853	174,231	(8,785,967)	(8,611,736)
Emerging Markets Local Debt Fund	1,651,625,532	1,736,968	(239,200,869)	(237,463,901)
Euro Debt Fund	4,288,384	74,283	(29,618)	44,665
Global Corporate Bond Fund	14,702,400	5,959	(418,900)	(412,941)
Global Real Return Fund (consolidated)	4,864,691	30,204	(521,735)	(491,531)
Managed Futures Strategy Fund (consolidated)	163,897,202	—	(36,397,047)	(36,397,047)

WisdomTree Currency, Fixed Income and Alternative Funds	77

Notes to Financial Statements (continued)

At August 31, 2013, the components of accumulated earnings/(loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized Appreciation/ (Depreciation)	Currency Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings
Brazilian Real Fund	$—	(63,378,666)	$(20)	$—	$(63,378,686)
Chinese Yuan Fund	5,291,627	3,441,390	(23,982)	86	8,709,121
Commodity Currency Fund	—	(6,762,969)	(7)	4,478	(6,758,498)
Emerging Currency Fund	—	(42,688,118)	(97)	(2,371,696)	(45,059,911)
Indian Rupee Fund	—	(7,833,090)	(12)	—	(7,833,102)
Asia Local Debt Fund	512,767	(559,689)	(53,016,809)	(900,331)	(53,964,062)
Australia & New Zealand Debt Fund	—	(3,393,072)	(6,436,368)	(43,857)	(9,873,297)
Emerging Markets Corporate Bond Fund	695,338	483,589	(8,611,736)	—	(7,432,809)
Emerging Markets Local Debt Fund	5,492,670	3,179,414	(237,463,901)	(3,176,880)	(231,968,697)
Euro Debt Fund	34,075	2,226	44,665	1,793	82,759
Global Corporate Bond Fund	19,500	18,392	(412,941)	(93)	(375,142)
Global Real Return Fund (consolidated)	17,228	13,896	(491,531)	(502)	(460,909)
Managed Futures Strategy Fund (consolidated)	—	(12,105,988)	(36,397,047)	—	(48,503,035)

The tax character of distributions paid during the fiscal years or periods ended August 31, 2013 and August 31, 2012 was as follows:

	Fiscal Year Ended August 31, 2013				Fiscal Year Ended August 31, 2012
Fund	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains
Brazilian Real Fund	$—		$—	$—	$10,217,882		$14,977,266
Chinese Yuan Fund	—		1,872,010	—	3,873,870		6,166,160
Commodity Currency Fund	—		—	—	4,188,840		5,428,694
Emerging Currency Fund	—		—	—	15,875,484		2,837,487
Indian Rupee Fund	—		—	—	2,624,184		—
Asia Local Debt Fund	14,382,012		672,076	—	5,252,991		—
Australia & New Zealand Debt Fund	1,246,070		—	331,926	2,443,718		2,222,393
Emerging Markets Corporate Bond Fund	4,619,285		—	—	1,255,521	†	—
Emerging Markets Local Debt Fund	66,365,460		1,563,795	—	42,450,424		273,795
Euro Debt Fund	101,434		—	—	98,414		—
Global Corporate Bond Fund	186,002	††	—	—	—		—
Global Real Return Fund (consolidated)	76,709		—	—	66,948		—
Managed Futures Strategy Fund (consolidated)	—		—	—	1,553,040		3,128,820
*	Includes short-term capital gains if any.

†	For the period March 8, 2012 through August 31, 2012.

††	For the period January 31, 2013 through August 31, 2013.

78	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (continued)

At August 31, 2013, for Federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term Post Effective No Expiration*	Long-Term Post Effective No Expiration*	Capital Loss Available Total
Brazilian Real Fund	$23,346,650	$35,065,471	$58,412,121
Chinese Yuan Fund	—	—	—
Commodity Currency Fund	2,477,566	3,083,036	5,560,602
Emerging Currency Fund	22,155,256	12,506,186	34,661,442
Indian Rupee Fund	3,856,618	—	3,856,618
Asia Local Debt Fund	—	—	—
Australia & New Zealand Debt Fund	1,382,670	2,010,402	3,393,072
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	—	—
Euro Debt Fund	—	—	—
Global Corporate Bond Fund	—	—	—
Global Real Return Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	4,842,144	7,263,844	12,105,988
*	Under the recently enacted Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short—term as under previous law. The character of these losses are noted above.

During the fiscal year or period ended August 31, 2013, the following Funds incurred and will elect to defer net post-October capital losses and late-year ordinary losses as follows:

Fund	Late-Year Ordinary Losses	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses
Brazilian Real Fund	$139,745	$1,930,707	$2,896,093
Chinese Yuan Fund	—	—	—
Commodity Currency Fund	68,128	441,868	692,371
Emerging Currency Fund	908,669	2,650,368	4,467,639
Indian Rupee Fund	61,635	648,323	3,266,514
Asia Local Debt Fund	—	559,689	—
Australia & New Zealand Debt Fund	—	—	—
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	519,675	—
Euro Debt Fund	—	—	—
Global Corporate Bond Fund	—	—	—
Global Real Return Fund (consolidated)	—	5	—
Managed Futures Strategy Fund (consolidated)	—	—	—

WisdomTree Currency, Fixed Income and Alternative Funds	79

Notes to Financial Statements (continued)

During the fiscal year or period ended August 31, 2013, the following Funds utilized capital loss carryforwards of the noted amount to offset realized gains.

Fund	Utilized Capital Loss Carryforwards
Brazilian Real Fund	$—
Chinese Yuan Fund	74,475
Commodity Currency Fund	—
Emerging Currency Fund	—
Indian Rupee Fund	—
Asia Local Debt Fund	—
Australia & New Zealand Debt Fund	234,558
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	246,544
Euro Debt Fund	—
Global Corporate Bond Fund	—
Global Real Return Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—

At August 31, 2013, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
Brazilian Real Fund	$265,995	$—	$(265,995)
Chinese Yuan Fund	1,765,513	(2,115,398)	349,885
Commodity Currency Fund	139,938	—	(139,938)
Emerging Currency Fund	968,716	—	(968,716)
Indian Rupee Fund	60,307	—	(60,307)
Asia Local Debt Fund	932,765	1,479,836	(2,412,601)
Australia & New Zealand Debt Fund	(671,909)	2,212,674	(1,540,765)
Emerging Markets Corporate Bond Fund	9,410	79,950	(89,360)
Emerging Markets Local Debt Fund	(9,057,394)	45,917,368	(36,859,974)
Euro Debt Fund	(1,837)	55,445	(53,608)
Global Corporate Bond Fund	4,642	(4,642)	—
Global Real Return Fund (consolidated)	4,239	16,305	(20,544)
Managed Futures Strategy Fund (consolidated)	1,556,225	(1,878,688)	322,463

These differences are primarily due to the calculation of currency gains/losses, realized book income from wholly owned foreign subsidiaries, treatment of swap income, the realization for tax purposes of gain/(loss) on certain derivative instruments, non-deductible expenses, redemptions-in-kind, redesignation of dividends and the utilization of earnings and profits distributed to shareholders on redemption of shares.

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. As of and during the fiscal year ended August 31, 2013, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Generally, each of the tax years in the four-year period ended August 31, 2013, remains subject to examination by taxing authorities.

7. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates

80	WisdomTree Currency, Fixed Income and Alternative Funds

Notes to Financial Statements (concluded)

comparisons between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASU 2011-11 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.

On January 31, 2013, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”). ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions. The disclosures are required irrespective of whether the transactions are offset in the statement of assets and liabilities. The effective date and transition of the disclosure requirements in ASU 2011-11 remain unchanged.

At this time, management is evaluating the implications of ASU 2011-11 and ASU 2013-01 and their impact on the Trust’s financial statement disclosures.

8. LEGAL MATTER

On December 1, 2011, Research Affiliates, LLC (“Research Affiliates”) filed a complaint in the United States District Court for the Central District of California, naming the Trust, WTAM, and its parent company, WisdomTree Investments, along with other parties, as defendants. The complaint alleged that the fundamentally weighted investment methodology developed by WisdomTree Investments and employed by the Trust infringes three of plaintiff’s patents. The complaint sought both unspecified monetary damages to be determined and an injunction to prevent further infringement.

On November 7, 2012, Research Affiliates agreed to withdraw its suit and defendants agreed to withdraw their counterclaims and entered into a settlement agreement. Under the settlement, all parties exchanged releases for all existing claims. The other material terms of the settlement are as follows:

•

Research Affiliates agreed not to sue the Trust, WTAM and WisdomTree Investments (the “WisdomTree Parties”) for any future claims arising under any current patents held by Research Affiliates, as well as any future patents relating to fundamentally-weighted indexes and strategies that may issue under existing or future patent applications that may be filed by Research Affiliates within the next eight years, subject to reduction by up to three years if Research Affiliates is acquired. The covenant not to sue extends to service providers and customers of the WisdomTree Parties in connection with their products and services.

•

The WisdomTree Parties agreed not to sue Research Affiliates for any future claims arising under any current patents held by the WisdomTree Parties, as well as any future patents relating to fundamentally-weighted indexes and strategies that may issue under existing or future patent applications that may be filed by the WisdomTree Parties within the next eight years, subject to reduction by up to three years if any of the WisdomTree Parties are acquired. The covenant not to sue extends to service providers and customers of Research Affiliates in connection with Research Affiliates’ products and services.

•

Research Affiliates and the WisdomTree Parties agreed that the covenants not to sue do not include a right under each party’s patents to copy the other party’s methodologies. They have further agreed that it is not copying if Research Affiliates introduces an index or strategy that uses at least three fundamental factors to weight its indexes and they are not predominantly dividend-or earnings-weighted, or any of the WisdomTree Parties introduces an index or strategy that is weighted by less than three fundamental factors.

•	The parties also agreed not to challenge the other party’s patents or patent applications.

•

Research Affiliates agreed to a one-time payment of $0.7 million to WisdomTree Investments. The WisdomTree Parties and the other defendants were not required to make any current or future payments to Research Affiliates.

All other terms of the settlement are confidential and the settlement will not affect the current methodologies and fees for any of the Trust’s Funds.

WTAM and WisdomTree Investments had previously contractually agreed to indemnify the Trust and pay any losses, claims and damages (including legal fees) incurred by the Trust or a Fund in connection with the complaint so the Trust incurred no out-of-pocket expense in connection with this lawsuit.

9. SUBSEQUENT EVENTS

At a meeting held on June 12, 2013 of the Board of Trustees of the Trust, WTAM recommended the appointment of WAMCO to serve as a new investment sub-adviser for the Global Real Return Fund (the “Fund”), replacing MCM, the Fund’s then-current investment sub-adviser. WTAM’s recommendation of WAMCO was based on, among other factors, WAMCO’s prior experience with funds in the WisdomTree fund complex as well as WAMCO’s expertise in active management and its performance track record. Subsequent to the reporting period, on September 26, 2013, WAMCO’s appointment as the new investment sub-adviser for the Fund became effective.

In September 2013, WTAM entered into agreements to change fund administration and custody services from Bank of New York Mellon to State Street Bank and Trust Company, effective April 1, 2014.

WisdomTree Currency, Fixed Income and Alternative Funds	81

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of WisdomTree Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of WisdomTree Brazilian Real Fund (formerly, WisdomTree Dreyfus Brazilian Real Fund), WisdomTree Chinese Yuan Fund (formerly, WisdomTree Dreyfus Chinese Yuan Fund), WisdomTree Commodity Currency Fund (formerly WisdomTree Dreyfus Commodity Currency Fund), WisdomTree Emerging Currency Fund (formerly, WisdomTree Dreyfus Emerging Currency Fund), WisdomTree Indian Rupee Fund (formerly, WisdomTree Dreyfus Indian Rupee Fund), Wisdom Tree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Global Corporate Bond Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund (thirteen of the investment funds constituting the WisdomTree Trust (the “Trust”)) as of August 31, 2013, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WisdomTree Brazilian Real Fund (formerly, WisdomTree Dreyfus Brazilian Real Fund), WisdomTree Chinese Yuan Fund (formerly, WisdomTree Dreyfus Chinese Yuan Fund), WisdomTree Commodity Currency Fund (formerly WisdomTree Dreyfus Commodity Currency Fund), WisdomTree Emerging Currency Fund (formerly, WisdomTree Dreyfus Emerging Currency Fund), WisdomTree Indian Rupee Fund (formerly, WisdomTree Dreyfus Indian Rupee Fund), Wisdom Tree Asia Local Debt Fund, WisdomTree Australia & New Zealand Debt Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Euro Debt Fund, WisdomTree Global Corporate Bond Fund, WisdomTree Global Real Return Fund and WisdomTree Managed Futures Strategy Fund of WisdomTree Trust at August 31, 2013, the results of their operations, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 29, 2013

82	WisdomTree Currency, Fixed Income and Alternative Funds

Approval of Investment Advisory and Sub-Advisory Agreement (unaudited)

At a meeting of Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on June 12, 2013 (the “Meeting”), WisdomTree Asset Management, Inc. (“WTAM”) recommended the appointment of Western Asset Management Company (“Western”) to serve as a new investment sub-adviser for WisdomTree Global Real Return Fund (the “Fund”), replacing Mellon Capital Management Corporation, the Fund’s then-current investment sub-adviser. WTAM’s recommendation of Western was based on, among other factors, Western’s prior experience with funds in the WisdomTree fund complex as well as Western’s expertise in active management and its performance track record.

At the Meeting, the Board, including those trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Sub-Advisory Agreement (the “Agreement”) between WTAM and Western pursuant to which Western will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreement, the Board considered and discussed information and analysis provided by WTAM. The Board was assisted in its review by independent legal counsel. In considering the approval of the Agreement, the Board considered all factors that it deemed to be relevant, including those discussed below. The Board did not identify any particular factor as controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services to be Provided. The Board considered the nature, extent and quality of the services to be provided by Western, recognizing Western’s operational capabilities and resources. The Board considered Western’s organization, history and reputation and the qualifications of its personnel, as well as its expertise in providing portfolio management services to other similar investment portfolios. The Board also considered WTAM’s favorable assessment of the nature and quality of the investment sub-advisory services expected to be provided to the Fund by Western and WTAM’s recommendation to engage Western.

Investment Performance of Western. Because Western was a newly-appointed investment sub-adviser for the Fund, the Board could not consider Western’s investment performance in managing the Fund’s portfolio as a factor in evaluating the Agreement during the Meeting. The Board discussed with WTAM representatives the portfolio management personnel and the investment strategies to be employed in management of the Fund’s assets.

Costs of Services to be Provided, Profitability and Economies of Scale. The Board considered the proposed fees to be paid under the Agreement, noting that the fees would be paid by WTAM, and not the Fund, and thus would not impact the fees paid by the Fund. The Board concluded that the proposed fees payable to Western by WTAM were reasonable and appropriate. The Board recognized that, because Western’s fee would be paid by WTAM, and not the Fund, an analysis of profitability and economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement between the Trust and WTAM. Accordingly, the Board did not consider Western’s profitability to be relevant to its deliberations with respect to approval of the Agreement. The Board considered potential benefits to Western from acting as investment sub-adviser to the Fund.

Conclusion. After consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, determined that the approval of the Agreement was in the best interests of the Fund and approved the Agreement for the Fund.

WisdomTree Currency, Fixed Income and Alternative Funds	83

Trustees and Officers Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by WTAM and other service providers. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The address of each Trustee and Officer is c/o WisdomTree Asset Management, Inc., 380 Madison Avenue, 21st Floor, New York, NY 10017.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Interested Trustee and Officers

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	President, WisdomTree Trust since 2005; President, WisdomTree. Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	54	Director, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.
Trustees Who Are Not Interested Persons of the Trust

Joel Goldberg* (1945)	Trustee, 2012- present	Attorney, Partner at Strook & Strook & Lavan LLP, 2010 to present; Attorney, Partner at Willkie Farr & Gallagher LLP, 2006 to 2010	54	None

Toni Massaro** (1955)	Trustee, 2006- present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean at the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	54	None

Victor Ugolyn (1947)	Trustee, 2006- present; Chairman of the Board of Trustees, 2006- present	Private Investor, 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	54	Member of the Board of Governors of Naismith Memorial Basketball Hall of Fame

*	Chair of the Governance and Nominating Committee.

**	Chair of the Audit Committee.

+	As of October 25, 2013

84	WisdomTree Currency, Fixed Income and Alternative Funds

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee During Past 5 Years
Officers of the Trust

Jonathan Steinberg*** (1964)	President, 2005- present; President, 2005-present	President, WisdomTree Trust since 2005; President, WisdomTree. Investments, Inc. and WisdomTree Asset Management, Inc.; Chief Executive Officer, WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc.	54

David Castano*** (1971)	Treasurer, 2013- Present	Director of Fund Accounting & Administration, WisdomTree Asset Management, Inc., since 2011; Vice President of Legg Mason & Co. and served as Treasurer from 2010 to 2011 and Controller from 2006 to 2010 of certain mutual funds associated with Legg Mason & Co.; Assistant Treasurer of Lord Abbett mutual funds from 2004 to 2006.	54

Ryan Louvar*** (1972)	Secretary and Chief Legal Officer, 2013-present	General Counsel, WisdomTree Asset Management, Inc. since 2013; Vice President and Senior Managing Counsel, State Street, 2005 to 2013.	54

Sarah English*** (1977)	Assistant Secretary 2013-present	Corporate Counsel, WisdomTree Asset Management, Inc. since 2010; Attorney, NYFIX, Inc. 2006 to 2009.	54

Terry Jane Feld*** (1960)	Chief Compliance Officer, 2012- present	Chief Compliance Officer WisdomTree Asset Management, Inc. since 2012; Senior Compliance Officer, WisdomTree Asset Management, Inc. since 2011; Senior Compliance Officer, TIAA-CREF, 2007 to 2010; Vice President/NASD- SEC Compliance, Mutual of America Life Insurance Co., 2004 to 2007.

***	Elected by and serves at the pleasure of the Board.

+	As of October 25, 2013

WisdomTree Currency, Fixed Income and Alternative Funds	85

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year ended August 31, 2013 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2013 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
Brazilian Real Fund	0.00%	0.00%
Chinese Yuan Fund	0.00%	0.00%
Commodity Currency Fund	0.00%	0.00%
Emerging Currency Fund	0.00%	0.00%
Indian Rupee Fund	0.00%	0.00%
Asia Local Debt Fund	100.00%	0.38%
Australia & New Zealand Debt Fund	0.00%	0.00%
Emerging Markets Corporate Bond Fund	0.00%	2.34%
Emerging Markets Local Debt Fund	100.00%	0.08%
Euro Debt Fund	100.00%	0.00%
Global Corporate Bond Fund	0.00%	35.49%
Global Real Return Fund (consolidated)	100.00%	16.95%
Managed Futures Strategy Fund (consolidated)	0.00%	0.00%

The Funds intend to elect to pass through to shareholders the credit for taxes paid during the fiscal year or period ended August 31, 2013 to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Brazilian Real Fund	$—	$—
Chinese Yuan Fund	—	—
Commodity Currency Fund	—	—
Emerging Currency Fund	—	—
Indian Rupee Fund	—	—
Asia Local Debt Fund	14,636,363	540,856
Australia & New Zealand Debt Fund	2,154,357	7,884
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	73,834,769	1,911,100
Euro Debt Fund	—	—
Global Corporate Bond Fund	—	—
Global Real Return Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—

86	WisdomTree Currency, Fixed Income and Alternative Funds

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the Securities and Exchange Commission (“SEC”) no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov or are also available by calling the Trust at 1-866-909-WISE (9473). You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102 or (iii) sending your request electronically to publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Currency, Fixed Income and Alternative Funds	87

The WisdomTree Family of Funds

The following is a list of WisdomTree Funds being offered, along with their respective ticker symbols, as of August 31, 2013:

WisdomTree Domestic Dividend Funds

WisdomTree Total Dividend Fund (DTD)

WisdomTree Equity Income Fund (DHS)

WisdomTree LargeCap Dividend Fund (DLN)

WisdomTree Dividend ex-Financials Fund (DTN)

WisdomTree MidCap Dividend Fund (DON)

WisdomTree SmallCap Dividend Fund (DES)

WisdomTree U.S. Dividend Growth Fund (DGRW)

WisdomTree U.S. SmallCap Dividend Growth Fund (DGRS)

WisdomTree International Dividend Funds

WisdomTree DEFA Fund (DWM)

WisdomTree DEFA Equity Income Fund (DTH)

WisdomTree Global Equity Income Fund (DEW)

WisdomTree Europe SmallCap Dividend Fund (DFE)

WisdomTree Japan Hedged Equity Fund (DXJ)

WisdomTree Global ex-U.S. Growth Fund (DNL)

WisdomTree Japan SmallCap Dividend Fund (DFJ)

WisdomTree Asia Pacific ex-Japan Fund (AXJL)

WisdomTree Australia Dividend Fund (AUSE)

WisdomTree International LargeCap Dividend Fund (DOL)

WisdomTree International Dividend ex-Financials Fund (DOO)

WisdomTree International MidCap Dividend Fund (DIM)

WisdomTree International SmallCap Dividend Fund (DLS)

WisdomTree Emerging Markets Equity Income Fund (DEM)

WisdomTree Emerging Markets SmallCap Dividend Fund (DGS)

WisdomTree Middle East Dividend Fund (GULF)

WisdomTree Europe Hedged Equity Fund (HEDJ)

WisdomTree China Dividend ex-Financials Fund (CHXF)

WisdomTree United Kingdom Hedged Equity Fund (DXPS)

WisdomTree Japan Hedged SmallCap Equity Fund (DXJS)

WisdomTree Emerging Markets Dividend Growth Fund (DGRE)

WisdomTree International Dividend Sector Funds

WisdomTree Commodity Country Equity Fund (CCXE)

WisdomTree Global Natural Resources Fund (GNAT)

WisdomTree Global ex-U.S. Utilities Fund (DBU)

WisdomTree Global ex-U.S. Real Estate Fund (DRW)

WisdomTree Domestic and International Earnings Funds

WisdomTree Total Earnings Fund (EXT)

WisdomTree Earnings 500 Fund (EPS)

WisdomTree MidCap Earnings Fund (EZM)

WisdomTree SmallCap Earnings Fund (EES)

WisdomTree LargeCap Value Fund (EZY)

WisdomTree India Earnings Fund (EPI)

WisdomTree Currency Funds

WisdomTree Brazilian Real Fund (BZF)

WisdomTree Chinese Yuan Fund (CYB)

WisdomTree Commodity Currency Fund (CCX)

WisdomTree Emerging Currency Fund (CEW)

WisdomTree Indian Rupee Fund (ICN)

WisdomTree Fixed Income Funds

WisdomTree Asia Local Debt Fund (ALD)

WisdomTree Australia & New Zealand Debt Fund (AUNZ)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Euro Debt Fund (EU)

WisdomTree Global Corporate Bond Fund (GLCB)

WisdomTree Alternative Funds

WisdomTree Global Real Return Fund (RRF)

WisdomTree Managed Futures Strategy Fund (WDTI)

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with ALPS Distributors, Inc., the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

Investors should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. A prospectus, containing this and other information, is available at www.wisdomtree.com, or by calling 1-866-909-WISE (9473). Investors should read the prospectus carefully before investing. There are risks associated with investing, including possible loss of principal. Past performance does not guarantee future results. Indexes are unmanaged and you cannot invest directly in an index.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Inflation protected securities do not eliminate risks associated with inflation or deflation. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. One of the risks associated with the Managed Futures Strategy Fund (WDTI) and the Global Real Return Fund (RRF) is the complexity of the different factors which contribute to each Fund’s performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, currency forward contracts, swaps and other derivatives. An investment in WDTI is speculative and involves a substantial degree of risk. WDTI should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” WDTI may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the Currency Funds, Fixed Income Funds, WDTI or RRF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only in large amounts of 50,000 shares or more.

WisdomTree Trust

380 Madison Avenue, 21st Floor

New York, NY 10017

Currency Funds

WisdomTree Brazilian Real Fund

(formerly, WisdomTree Dreyfus Brazilian Real Fund)

WisdomTree Chinese Yuan Fund

(formerly, WisdomTree Dreyfus Chinese Yuan Fund)

WisdomTree Commodity Currency Fund

(formerly, WisdomTree Dreyfus Commodity Currency Fund)

WisdomTree Emerging Currency Fund

(formerly, WisdomTree Dreyfus Emerging Currency Fund)

WisdomTree Indian Rupee Fund

(formerly, WisdomTree Dreyfus Indian Rupee Fund)

Fixed Income Funds

WisdomTree Asia Local Debt Fund

WisdomTree Australia & New Zealand Debt Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Euro Debt Fund

WisdomTree Global Corporate Bond Fund

Alternative Funds

WisdomTree Global Real Return Fund

WisdomTree Managed Futures Strategy Fund

WisdomTree Fund shares are distributed by ALPS Distributors, Inc.

WIS005783 10/2014

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is Victor Ugolyn, who is an independent Trustee of the Trust, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $298,677 for 2013 and $291,445 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $133,200 for 2013 and $116,000 for 2012.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s Audit Committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c) (7) (A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $173,200 for 2013 and $116,000 for 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a) (58)A of the Exchange Act. The registrant’s audit committee members are Toni Massaro and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)*	/s/ Jonathan L. Steinberg Jonathan L. Steinberg, President (principal executive officer)

Date	November 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jonathan L. Steinberg Jonathan L. Steinberg, President (principal executive officer)

Date	November 11, 2013

By (Signature and Title)*	/s/ David Castano David Castano, Treasurer (principal financial officer)

Date	November 11, 2013

*	Print the name and title of each signing officer under his or her signature.